UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2011 - November 30, 2011

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2011

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Stone Harbor Investment Funds	Table of Contents
November 30, 2011 (Unaudited)

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2011 (Unaudited)

Dear Shareholder,

On balance, 2011 was a challenging year for global fixed income markets. Hopes for a continuation of 2010’s economic recovery waned, as convincing signs of a slowdown in global growth surfaced by mid-year. Markets became overwhelmed by the risks of mounting fiscal deficits in developed nations and the inability of politicians to offer acceptable solutions. Fears of European sovereign debt defaults and the capital insufficiency of the Continent’s banks caused markets to become extremely volatile. Investors fled from “risky” assets, seeking the safety of Treasuries and the US dollar. As the year closed, signs of a resolution to the European debt crisis began to surface, and prospects for muted growth in the US economy were revived.

As we look toward 2012, corporate earnings in the US continue to be strong and growth rates in developing nations remain well ahead of those in the developed world. We believe this will provide a favorable backdrop for our specialty asset classes of emerging markets and high yield fixed income. Particularly in these turbulent markets, we thank you for your confidence in Stone Harbor Investment Partners LP, as together we cautiously navigate the shifting currents of global de-leveraging and economic recovery.

Market Overview

The growing contagion in Europe and the inescapable reality of a global economic slowdown dominated the performance of risk assets in the second half of 2011. The inability to resolve a restructuring of Greek debt became the primary catalyst for wider concerns, as official institutions and leaders of the European Union (EU) failed to react with the urgency necessary to contain the crisis. EU governance issues raised doubts of the effectiveness of existing mechanisms like the European Financial Stability Facility (ESFS) to insure the fiscal stability of larger, more meaningful economies like Spain, Italy and France. A deteriorating growth outlook for the region prompted further ratings downgrades to Greece, Portugal, Ireland and Italy, as well as to several prominent French banks, exacerbating global concerns over the health of the European banking system. Expressing evidence of risk aversion, country spreads gapped out significantly. Flight-to-quality moves culminating in a late summer sell-off in global equities coupled with a material spread widening across fixed income sectors to levels not seen since 2009. US Treasury prices surged, rallying nearly 100 basis points (“bps”) in the August-September period. In the fall, plans for a coordinated effort to recapitalize troubled banks materialized, and investors grew cautiously optimistic that Europe might be moving closer to a resolution of its debt crisis. The unveiling of a comprehensive debt deal at the conclusion of the EU summit in October fueled a brief rally, but market momentum dissipated once again at the end of the reporting period, as rescue efforts fell short of expectations.

The outlook for global growth was another key concern throughout the period, with continuing downward revisions contributing to negative market sentiment. The pressure of pending austerity measures taken across the developed economies caused the OECD to lower its growth forecast to 1.9% in 2011 and 1.6% in 2012, from 2.3% and 2.8% predicted in May. In recognition of the global pull-back, the Bundesbank also slashed its estimate of Germany’s economic growth for 2012 from 1.8% to 0.75%. By November, in the latest attempt to provide stimulus and liquidity, the Federal Reserve joined forces with five other central banks to decrease the cost of emergency funds for European banks as part of a globally coordinated response to the sovereign debt crisis. On the same day, China also eased bank reserve requirements for the first time since 2008, hoping to counteract the negative impact on its exports stemming from Europe’s turmoil1.

On the domestic front, the US economy sputtered along on an uneven path, beginning with a soft patch in economic data lasting through mid-year, followed by a downgrade of the US’ credit rating by Standard & Poor’s in August. The downgrade reflected the inability of the US Congress to deal with the nation’s debt problems. By late summer disappointing GDP numbers and a pullback in market momentum led to a downward revision by the Federal Reserve to its outlook for US economic growth in 2012. In September, the Federal Reserve announced QE II, a new version of “Operation Twist2 intended to push down longer term interest rates. Further, it committed to maintaining very low rates “at least until mid-2013”. Market sentiment recovered slightly as the FOMC reported that economic growth in the third quarter “strengthened somewhat” but warned of “significant downside risks to the economic outlook”. From a market perspective, the debt ceiling deadlock also weighed heavily on investors; the failure of the super committee to come to an agreement on budget cuts has triggered $1.2 trillion in automatic cuts to US spending programs beginning in 2013. Considering the slack in economic fundamentals at the beginning of the reporting period, the domestic economy surprisingly remains the one bright spot heading into year-end, as it continues on a path of slow growth with improving unemployment numbers, higher retail sales, positive corporate earnings and better although muted housing starts. Instilling further optimism, US productivity rose in the third quarter for the first time in a year, and consumer confidence in November climbed to its highest level in eight years.

Looking generally at the performance of credit markets during the six-month period ended November 30, risk aversion was the continuous theme. As represented by the Citigroup High Yield Market Index3, high yield spreads began the period at 526 bps and subsequently see-sawed, widening to a level of 873 bps in early October before shedding some losses to end at 748 bps. The average yield during that time increased from 6.79% to 8.57%. Despite the fact that corporate earnings remained strong, default rates continued at low levels, and that refinancing risks had been significantly reduced, investors nonetheless sought the safety of Treasuries and other low risk assets.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2011 (Unaudited)

Credit spreads for emerging markets external debt (hard currency) also widened, but due to strong technical factors, this market did not suffer as much as corporate high yield. The yield spread on the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified4 went from 290 bps to 396 bps during the six months ending November 30, although it reached a period wide of 468 bps on October 4. Returns for external debt were also buoyed by the huge rally in US Treasuries during the period. The emerging local currency debt markets, however, did not fare as well. In late summer investors flocked to dollar assets in risk reduction moves, and investors in local currencies suffered significantly. Even though local interest rates remained stable, the benchmark JP Morgan Emerging Markets Government Bond Index-Emerging Markets (GBI-EM) Global Diversified5 was significantly affected by large currency losses. Emerging markets corporate debt also suffered sharp declines, most notably in the higher yielding component of the index6.

Looking forward into 2012, we are optimistic that European policymakers will eventually solve their debt crisis. We believe that European leaders will conclude that the concept of a common currency is not viable without some form of consolidation of fiscal authority among its member states. We further believe, however, that Europe is headed into a recession, as significant headwinds from deficit reduction and fiscal reform will continue to stifle economic growth in the euro zone in the near-term.

In emerging markets, we think that China’s ability to engineer a soft landing for its economy will be significantly aided by policies that favor continued, unprecedented levels of government investment to support growth, particularly in the upcoming year, which features a transition in political leadership. While we expect growth in other emerging countries to slow from last year’s pace, our forecasts suggest that growth, as well as the policy flexibility in many emerging countries will continue to strongly support the case for investing in emerging debt markets.

In the United States, we believe that the economy is on its way toward a slow recovery. In our view, US interest rates are likely to remain low for an extended period of time; corporate profits should continue to be strong, and the economy may benefit from further monetary accommodation. We believe that these conditions would provide an excellent environment for investing in the high yield asset class.

At Stone Harbor, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. We remain vigilant to the credit risks associated with the systematic banking problems in Europe, as well as the slowdown in global growth. To monitor our thinking throughout the year, please visit our website at www.shiplp.com.

Performance Overview

Stone Harbor Emerging Markets Corporate Debt Fund

The Stone Harbor Emerging Markets Corporate Debt Fund return since inception June 1, 2011 to November 30, 2011 was -10.19% (net of expenses) and -9.69% (gross of expenses). This compares to a benchmark return of -2.25% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) and a return of -8.27% for the high yield segment of the index. During this period, sovereign and corporate debt spreads in most countries widened, reflecting rising macroeconomic risks. The reporting period was marked by significant volatility in fixed income markets, as investors reacted to a global slowdown in growth, an escalating sovereign debt and financial crisis in Europe and fears of a hard landing of the Chinese economy. Emerging market corporate bonds came under significant pressure, particularly in September, as concerns intensified over the solvency of major European banks.

The portfolio favored high yield credits that, in our view, benefit from pricing and rating inefficiencies due, in part, to sovereign ceiling constraints. Many of these companies are also commodity producers in sub-investment grade countries, companies positioned to profit from domestic consumption in higher growth economies, as well as companies which are de-leveraging either organically or via Merger & Acquisition (“M&A”) activity. Throughout the period, the benchmark weighting of investment grade versus non-investment grade securities was approximately 70% investment grade, 30% non-investment grade. At the start of June, approximately 20% of the portfolio was invested in investment grade assets. The portfolio managers increased the investment grade weighting to approximately 30% by the end of June/early July to manager risk. Declining liquidity and the team’s assessments on valuations, however, prevented a further shift into perceived safer assets before the significant market declines in August and September. In August, the sub-investment grade sector of the CEMBI declined by over 4%, and in September it dropped over 10%. Investment grade emerging market corporate bond performance was +0.32% and -3.06% in August and September, respectively.

While a deteriorating fundamental macroeconomic backdrop in developed markets was the most important determinant of market sentiment in emerging market corporates, credit developments in certain sectors and countries also weighed on market sentiment. Reports of declining property prices in tier I cities in China, a result of policies intended to reduce property sales volumes and prices, increased fears of a broader decline in credit quality in the real estate development and management sector. The market also had absorbed significant supply of new issues in this sector earlier in the year, a technical factor that exacerbated downward price movements in less liquid markets. In Kazakhstan, June mid-year reports from BTA bank revealing that the government-supported bank had more aggressive loan loss provisioning and lower recoveries on assets held outside the country than expected by the market triggered a downturn in BTA bonds that continued through the end of the period. Mexico’s cement sector, which relies heavily on the US market, also came under significant pressure as investors factored in the possibility of substantially slowing growth in the US.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	3

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2011 (Unaudited)

Technical factors also clearly weighed on the corporate bond market during the period. Year-to-date through November 30, over $180 billion in new corporate bonds were priced and issued7. In addition, proposed regulations on bank trading operations, intended to reduce the systematic importance of large banks, have likely reduced willingness among dealers to participate as actively as they had in the past in supporting two-way markets. These factors, in our view, require a longer time horizon for investing in what we believe is a strong secular improving story in emerging market corporate credit.

Stone Harbor Emerging Markets Debt Fund

The Stone Harbor Emerging Markets Debt Fund return for the six months ended November 30, 2011 was 0.17% (net of expenses) and 0.54% (gross of expenses). This compares to a benchmark return of 2.25% for the JP Morgan Emerging Markets Bond Index Global Diversified. During this period, emerging market sovereign credit spreads in all of the countries within the benchmark widened, reflecting rising macroeconomic risks, but also the move lower in US Treasury yields despite a downgrade by Credit Rating Agency, Standard & Poor’s of the US Treasury debt rating on August 5. The reporting period was marked by significant volatility in fixed income markets as investors reacted to a global slowdown in growth, an escalating sovereign debt and financial crisis in Europe and fears of a hard landing of the Chinese economy. Emerging market currencies and corporate bonds came under significant pressure, particularly in September, as concerns intensified over the solvency of major European banks.

The portfolio continued to favor select high beta sovereigns that, in our opinion, have strong valuation support, as well as both proven capacity and willingness to pay their debts. These countries include Argentina, Iraq and Venezuela, three of the market’s highest beta sovereign credits. In addition, the portfolio has maintained an allocation to local currency debt in several countries where we continue to see potential for outperformance relative to the sovereign US dollar-denominated bonds in our benchmark. The portfolio was also positioned for an improving environment for corporate prosperity in many key emerging markets. Tactical allocations to select corporate bonds increased throughout the period in recognition of attractive corporate debt valuations, and because of our opportunistic view on the potential for spread compression in many corporate credits. The additions to our corporate allocation were made with a long-term perspective, following the market’s sharp corrections in August and September. Corporate investments in the portfolio focused on commodity producers in sub-investment grade countries, on companies positioned to profit from domestic consumption in higher growth economies and on other companies, which are de-leveraging either organically or via M&A activity.

The path of total returns for the three major sectors of the emerging debt markets – external sovereign debt, local currency debt and corporate debt – reflected how markets reconciled the conflicting cross winds of strong fundamental macroeconomic performance in emerging markets with weakening growth and deteriorating fiscal accounts in many advanced economies. External sovereign debt market total returns remained positive for the period until mid-September, when spread widening offset the benefits of falling US Treasury rates. Corporate debt total returns began to fall earlier in the period, particularly at the end of August, as demand for corporate risk globally declined on fears of the possibility for a globally synchronized recession. But it was the local currency markets, and more particularly foreign exchange markets, that absorbed the brunt of the market’s volatility, as investors sharply reduced short US dollar positions in August, seeking liquidity. Importantly, in local currency terms, local bond markets in many countries fared relatively well, as interest rates fell along with the global trend. All three sectors of the market recovered in October but softened again in mid- November on fears that European policymakers would fail to make the difficult decisions required to ensure a more fiscally viable euro zone.

Technical factors also were important during the period, which was marked by high volatility and lower-than-normal liquidity, particularly for corporate debt. The uncertainty posed by the prospect of new regulations intended to reduce the systematic importance of individual large banks forced many trading desks to limit position-taking. In particular, as sellers of corporate debt surfaced after June, the supply was met with little support from dealer desks, further exacerbating downward price movements.

Key contributors to the Fund’s underperformance relative to the benchmark were the allocations to corporate debt and active positions in local currencies in several countries. Security selection supported performance, with particularly good decisions in Argentina and Venezuela. Our overweight in Iraq and our allocation to the Mexican peso were the largest detractors from performance, while our underweight in Hungary was the largest positive contributor.

Stone Harbor Local Markets Fund

The Stone Harbor Local Markets Fund return for the six months ended November 30, 2011 was –5.97% (net of expenses) and –5.53% (gross of expenses). This compares to a benchmark return of –6.32% for the JP Morgan Global Bond Index-Emerging Markets Global Diversified. Emerging local currency debt markets underperformed all other emerging debt markets in US dollar terms except for non-investment grade corporate bonds, with the principal driver of weakness being the depreciation of local currencies relative to the US dollar. Importantly, most local bond market yields

4	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2011 (Unaudited)

remained stable or moved lower, and contributed positively to total returns. The reporting period was marked by significant volatility in fixed income markets as investors reacted to a global slowdown in growth, an escalating sovereign debt and financial crisis in Europe and fears of a sharp pullback in China. While we remained optimistic on the ability of emerging market policymakers to navigate the market turbulence, we partially hedged foreign exchange exposure in select countries in August, a move which enhanced returns. At the end of the reporting period, however, all foreign exchange exposure remained unhedged, reflecting a cautiously optimistic outlook for the months ahead.

Throughout the reporting period, the portfolio favored faster growing economies in Latin America and Asia, with overweight allocations in Brazil, Colombia, Mexico, China, Indonesia and Malaysia. The portfolio’s underweight positions have been concentrated in Central and Eastern Europe, where a mix of more limited growth prospects and short-term policymaking have reduced the attractiveness of local debt markets, in our view. Sharp depreciations of the Turkish lira and Hungarian forint, as well as increases in local bond yields in both countries in September led to tactical reductions in our underweights in the local bond markets from both of these countries, with the change in Turkey the most pronounced. While we have disliked the policy mix in Turkey, the Central Bank of Turkey has reversed its policy of cutting rates in the face of rising inflation, lending important support to the lira. The portfolio has also maintained underweights in Thailand and Peru, both countries with difficult politics. In addition to the fallout in tourism revenue due to wide-scale flooding, Thailand’s markets must also contend with a vacuum in leadership should the ageing Thai king die. In Peru, yields are too low, in our estimation, given the possibility that recently elected President Humala tacks toward his populist campaign agenda, limiting growth potential in the key metals and mining industries.

The reporting period was also characterized by rising frustration due to the plodding of leaders of the euro zone toward necessary political and economic integration. The implications of euro zone policies toward this issue are significant not only for Europe, but also for the global economy. As of the end of November, Europeans, with the aid of US policymakers, seem to be on their way, at least, toward recognition of the need for a closer fiscal union in Europe that may stabilize markets. The improvement in local bond markets at the end of November appears to be the result of these developments.

Signs of a deceleration in inflation began mid-year, a significant change from earlier in the reporting period when most local bond markets forecast higher interest rates on the back of rising inflation expectations. Part of this change, we believe, was a function of policy normalization in many key economies, but also due to the global economic slowdown. While several central banks from emerging countries hiked policy rates during the period, the trend toward lowering rates to spur the economy gained traction in August, as Brazil cut rates in a surprise move. In September, Indonesia also lowered its central bank’s overnight lending rate. And, in November, China reduced its reserve requirement ratio for banks to ease liquidity in the banking system. Throughout this period, the fear that central banks had fallen behind the curve in their willingness to ward off inflation with stringent monetary policy significantly diminished, providing support for local bond markets.

The sources of the Fund’s outperformance relative to its benchmark included both country selection and issue selection decisions. The most important positive contributor to performance was our decision to underweight Hungary. Our decision to allocate to long duration bonds in Brazil and Colombia was also a strong contributor to excess returns over the benchmark. The key positions which detracted from performance were our underweight of Peru and Thailand. Our decision to avoid the longest part of the local bond curve in Indonesia also detracted from performance, as Indonesia’s bond yields fell sharply in a bull flattening of the yield curve.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund return for the six months ended November 30, 2011 was -4.66% (net of expenses) and -4.39% (gross of expenses). This compares to a benchmark return of -2.69% for the Citigroup High Yield Market Capped Index. The period under review was generally a difficult one for high yield, as well as all fixed income asset classes, as fears of growing contagion in Europe combined with the inability to determine the magnitude of a global economic slowdown led to renewed risk aversion.

A significant downgrade to Greece sovereign debt was the catalyst for deepening concerns of the impact of the debt crisis on the European banking system. Mounting evidence of a slowdown in global growth reflected in a sharp decline in manufacturing activity added to the uneasiness. In July, a bailout package for Greece, including expanded European Financial Stability Facility (EFSF) powers to purchase euro zone sovereign debt and strong domestic corporate earnings restored investor confidence and buffered high yield bond prices. By mid-summer, however, the global financial markets began to experience an extreme rise in overall volatility. Rating agency downgrades to sovereign debt (including the US and Italy) and several prominent French banks, political brinkmanship in the US over the debt ceiling debate, weak economic numbers out of Europe and China and the Federal Reserve’s (“Fed”) warning of “significant downside risks to the economic outlook including strains in global markets” resulted in material price depreciation. Negative market sentiment culminated in a fresh 52-week low for the S&P 500, a US Treasury rally that sent 10-year yields below two percent and material credit spread widening in high yield, to levels not seen since 2009.

A relief rally occurred in the month of October as new initiatives were introduced to contain the European sovereign debt and banking crisis. Improving US economic data and positive corporate earnings rendered further stability to a technically oversold high yield market. Market sentiment soured, as investors began to question the viability of Europe’s latest debt deal in light of continued economic weakness, this time in

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	5

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2011 (Unaudited)

Italy, the largest of the periphery countries, and to a lesser extent in some core countries. High debt levels and weak growth potential in Italy sparked a sell-off in the country’s debt, with 10-year bond yields trading at unsustainable levels over the long-term. Concerns regarding the world economy intensified as the 34-nation OECD lowered growth forecasts to 1.9% this year and 1.6% next year, down from 2.3% and 2.8% predicted in May1. Unexpectedly, on the last day of the reporting period, the Fed led a globally coordinated central bank response to Europe’s sovereign debt crisis, which, coupled with upside surprise in US economic fundamentals, boosted demand for risk assets.

Looking forward we remain optimistic that the US economy will continue to experience a period of slow expansion. We are encouraged by strong corporate earnings, an improving economic backdrop and the possibility of additional monetary stimulus. On a less positive note, we believe that Europe is headed into a recession, as significant headwinds from deficit reduction and fiscal reform will continue to stifle economic growth in the near-term. We remain vigilant to the sovereign and systematic banking problems in Europe, as well as the slowing of growth worldwide. However, we believe that current spread levels and low default rates continue to favor the high yield market, where companies have conservatively leveraged balance sheets and adequate liquidity after terming out maturities over the past several years.

Sincerely,

Thomas W. Brock

Chairman of the Board of Trustees

1 Source: Bloomberg.

2 Operation Twist is a policy, originally from the 1960’s but revived in September 2011, implemented by the Federal Reserve, which involves the selling of short-term Treasuries by the central bank in exchange for the same amount in longer-term bonds, thereby lowering longer-term interest rates.

3 The Citigroup High Yield Market Index (previously the Salomon Smith Barney High Yield Market Index) is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada. This index comprises Citigroup’s broadest market measure and includes cash-pay and deferred-interest securities. All the bonds in the high-yield indices are publicly placed, have a fixed coupon and are non-convertible. Source: Citigroup Index LLC.

4 The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Source: JP Morgan Chase.

5 The JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure. Source: JP Morgan Chase.

6 Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa.

7 Source: Bloomberg, JP Morgan.

Beta - is a measurement of the systematic risk of a security or a portfolio in comparison to the market as a whole or a benchmark. A beta of 1.0 implies up and down movements of roughly the same magnitude as the market or the benchmark. A higher beta indicates that the security or portfolio is more volatile than the market or the respective benchmark.

Contagion - refers to the likelihood that significant economic changes in one country will spread to other countries.

The Deutsche Bundesbank - is the central bank of the Federal Republic of Germany.

The Federal Open Market Committee (FOMC) - is a committee within the Federal Reserve System that is charged under United States law with overseeing the nation’s open market operations.

Investment grade - refers to bonds that have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

The Organization for Economic Co-operation and Development (OECD) - has 34 member nations worldwide, was established in 1961 to promote policies that will improve the economic and social well-being of people around the world.

Sovereign debt - refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in US dollar, while sovereign debt described as local is issued in a foreign currency.

Spread - refers to the yield spread of a bond over the US Treasury yield curve.

The Standard & Poor’s 500 Index (S&P 500) - is free-float capitalization-weighted index of the prices of 500 large-capitalization common stocks actively traded in the US.

It is not possible to invest directly in an index.

6	www.shiplp.com

Stone Harbor Investment Funds	Disclosure of Fund Expenses
(Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2011 and held until November 30, 2011.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/01/2011	Ending Account Value 11/30/2011	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class
Actual	$1,000.00	$1,001.70	0.73%	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	0.73%	$3.69

STONE HARBOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$953.40	0.55%	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	0.55%	$2.78

STONE HARBOR LOCAL MARKETS FUND
Institutional Class
Actual	$1,000.00	$940.30	0.88%	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	0.88%	$4.45

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Institutional Class
Actual	$1,000.00	$898.10	1.00%	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366. Note this expense example is typically based on a six-month period.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	7

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2011(Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND

Country Breakdown	% of TNA
Brazil	10.19%
Russia	9.37%
Mexico	8.78%
Argentina	6.11%
Colombia	6.03%
Venezuela	5.56%
South Africa	5.26%
Malaysia	4.84%
Indonesia	4.30%
Poland	4.16%
Ukraine	3.23%
Turkey	3.14%
Iraq	3.12%
Panama	3.04%
Kazakhstan	2.50%
Philippines	2.44%
Uruguay	2.21%
Qatar	1.45%
United Arab Emirates	1.24%
Peru	1.23%
Lithuania	1.22%
China	1.19%
El Salvador	0.84%
Chile	0.80%
Croatia	0.73%
South Korea	0.47%
Greece	0.46%
Jamaica	0.45%
Hong Kong	0.39%
India	0.30%
Ghana	0.28%
Barbados	0.16%
Dominican Republic	0.07%
Singapore	0.05%
Gabon	0.01%
Total	95.62%
Money Market Mutual Funds	0.86%
Other Assets in Excess of Liabilities	3.52%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND

Industry Breakdown	% of TNA
Healthcare	8.50%
Electric	6.86%
Media Cable	5.56%
Metals/Mining/Steel	5.33%
Exploration & Production	4.95%
Technology	4.80%
Gaming	4.77%
Wirelines	4.77%
Drillers/Services	4.59%
Services Other	3.93%
Food & Beverage	3.76%
Containers/Packaging	3.68%
Paper/Forest Products	3.28%
Gas Pipelines	2.93%
Media Other	2.85%
Chemicals	2.73%
Retail Non Food/Drug	2.51%
Wireless	2.14%
Leisure	2.09%
Publishing/Printing	1.74%
Automotive	1.60%
Aerospace/Defense	1.48%
Building Products	1.22%
Industrial Other	1.13%
Retail Food/Drug	1.12%
Gas Distributors	1.07%
Banking	0.97%
Consumer Products	0.91%
Textile/Apparel	0.87%
Construction Machinery	0.81%
Non Captive Finance	0.70%
Financial Other	0.48%
Refining	0.42%
Transportation - Non Air/Rail	0.41%
Satellite	0.29%
Property & Casualty Insurance	0.27%
Pharmaceuticals	0.14%
Railroads	0.06%
Life	0.05%
Airlines	0.03%
Lodging	0.01%
Restaurants	0.00%	*
Total	95.81%
Money Market Mutual Funds	2.04%
Other Assets in Excess of Liabilities	2.15%
Total Net Assets	100.00%

*Less Than 0.005% of net assets.

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2011(Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Country Breakdown	% of TNA
Brazil	11.31%
Malaysia	9.94%
South Africa	9.21%
Mexico	9.17%
Indonesia	8.84%
Colombia	5.58%
Turkey	4.93%
Poland	4.74%
Thailand	4.66%
Russia	3.96%
European Union	3.12%
Hungary	2.11%
Argentina	0.42%
Philippines	0.13%
Chile	0.10%
Total	78.22%
Money Market Mutual Funds	6.88%
Other Assets in Excess of Liabilities	14.90%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Country Breakdown	% of TNA
Brazil	19.87%
Russia	11.20%
United Arab Emirates	7.37%
Mexico	6.64%
China	6.56%
Indonesia	6.23%
Argentina	6.14%
South Africa	4.31%
Jamaica	3.73%
Hong Kong	3.72%
Ukraine	3.65%
Peru	3.17%
Kazakhstan	3.08%
India	2.92%
Qatar	2.67%
Barbados	1.54%
Colombia	1.50%
Turkey	1.50%
Dominican Republic	1.03%
Singapore	0.36%
Total	97.19%
Money Market Mutual Funds	0.67%
Other Assets in Excess of Liabilities	2.14%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	9

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2011(Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JP Morgan Emerging Market Bond Global Diversified Index.

The JP Morgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns

	1 Year	3 Years	Since Inception	Inception Date
Stone Harbor Emerging Markets Debt Fund	5.45%	22.83%	10.21%	08/16/07
JP Morgan EMBI Global Diversified Index	5.67%	18.45%	9.26%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

10	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2011(Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index.

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues (corporate or municipal bonds that were investment-grade when issued but have since been downgraded) and capping the par value of individual issuers at US $5 billion par amount outstanding.

Average Annual Total Returns

	1 Year	3 Years	Since Inception	Inception Date
Stone Harbor High Yield Bond Fund	2.82%	18.46%	6.40%	08/16/07
Citigroup HY Market Capped Index	4.77%	23.65%	7.66%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	11

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2011(Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JP Morgan GBI-EM Global Diversified Index.

The JP Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Average Annual Total Return

	1 Year	Since Inception	Inception Date
Stone Harbor Local Markets Fund	2.00%	6.84%	06/30/10
JP Morgan GBI-EM Global Diversified Index	2.84%	8.04%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

12	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2011(Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JP Morgan CEMBI Broad Diversified.

The JP Morgan CEMBI Broad is a market capitalization weighted index that tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. The CEMBI Broad Diversified limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

Cumulative Returns

	1 Month	3 Months	Since Inception	Inception Date
Stone Harbor Emerging Markets Corporate Debt Fund	-4.22%	-6.65%	-10.19%	06/01/11
JP Morgan CEMBI Broad Diversified	-1.52%	-2.18%	-2.25%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	13

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011(Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 63.99%
Argentina - 5.22%
Republic of Argentina:
	USD	7.000%	04/17/2017	13,527,163	$10,594,023
	USD	0.000%	03/31/2023	184,000	114,080	(1)
	USD	6.000%	03/31/2023	480,000	333,600	(1)
	ARS	5.830%	12/31/2033	21,968,850	4,605,224	(2)
	EUR	7.820%	12/31/2033	12,289,435	9,969,963	(2)
	EUR	7.820%	12/31/2033	19,762,604	15,800,311	(2)
	USD	8.280%	12/31/2033	2,496,242	1,806,655
	USD	8.280%	12/31/2033	7,962,772	5,573,941
	EUR	0.000%	12/15/2035	20,252,433	2,664,185	(2)

					51,461,982

Brazil - 4.40%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014		275,000 152,077
	BRL	10.000%	01/01/2021	6,205,000	3,230,585
Republic of Brazil:
	USD	5.875%	01/15/2019	597,000	696,998
	USD	8.875%	10/14/2019	100,000	138,000
	USD	4.875%	01/22/2021	17,606,000	19,520,652
	USD	8.750%	02/04/2025	3,931,000	5,817,880
	USD	10.125%	05/15/2027	32,000	51,880
	USD	7.125%	01/20/2037	7,391,000	9,922,418
	USD	5.625%	01/07/2041	3,321,000	3,766,844

					43,297,334

Colombia - 5.04%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,800,000,000	5,466,463	(3)
Republic of Colombia:
	USD	7.375%	01/27/2017	7,134,000	8,596,470
	USD	8.125%	05/21/2024	25,000	34,250
	USD	8.375%	02/15/2027	25,000	31,500
	COP	9.850%	06/28/2027	8,375,000,000	6,092,750
	USD	7.375%	09/18/2037	20,914,000	28,443,040
	USD	6.125%	01/18/2041	790,000	942,075

					49,606,548

Croatia - 0.73%
Croatian Government	USD	6.375%	03/24/2021	8,057,000	7,190,873	(4)

El Salvador - 0.84%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	240,900	(4)
	USD	7.375%	12/01/2019	2,068,000	2,264,460	(3)
	USD	7.750%	01/24/2023	15,000	16,425	(3)
	USD	8.250%	04/10/2032	1,000,000	1,097,500	(3)
	USD	7.650%	06/15/2035	4,495,000	4,652,325	(3)

					8,271,610

See Notes to Financial Statements.

14	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011(Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Gabon - 0.01%
Republic of Gabon	USD	8.200%	12/12/2017	50,000	$57,750	(4)

Ghana - 0.28%
Republic of Ghana	USD	8.500%	10/04/2017	2,498,000	2,766,535	(3)

Greece - 0.46%
Hellenic Republic Government Bond:
	EUR	4.500%	09/20/2037	7,832,000	2,580,463
	EUR	4.600%	09/20/2040	5,750,000	1,920,975

					4,501,438

Indonesia - 3.00%
Republic of Indonesia:
	USD	6.875%	01/17/2018	1,278,000	1,498,455	(3)
	USD	11.625%	03/04/2019	2,170,000	3,195,325	(4)
	USD	11.625%	03/04/2019	8,553,000	12,594,292	(3)
	USD	5.875%	03/13/2020	2,977,000	3,334,240	(3)
	USD	6.625%	02/17/2037	2,050,000	2,480,500	(3)
	USD	7.750%	01/17/2038	4,807,000	6,465,415	(3)

					29,568,227

Iraq - 2.65%
Republic of Iraq	USD	5.800%	01/15/2028	32,012,000	26,129,795	(3)

Lithuania - 1.22%
Republic of Lithuania:
	USD	7.375%	02/11/2020	503,000	538,210	(3)
	USD	6.125%	03/09/2021	11,853,000	11,497,410	(3)

					12,035,620

Malaysia - 1.60%
Malaysian Government:
	MYR	5.094%	04/30/2014	12,240,000	4,032,827
	MYR	3.741%	02/27/2015	595,000	189,722
	MYR	3.835%	08/12/2015	30,204,000	9,697,399
	MYR	4.262%	09/15/2016	5,600,000	1,837,508

					15,757,456

Mexico - 6.52%
Mexican Bonos:
	MXN	7.750%	12/14/2017	34,840,000	2,860,819
	MXN	6.500%	06/10/2021	175,900,000	13,137,569
	MXN	7.500%	06/03/2027	10,000,000	765,639
	MXN	8.500%	05/31/2029	22,920,000	1,895,022
	MXN	7.750%	05/29/2031	35,900,000	2,740,184
	MXN	8.500%	11/18/2038	99,020,000	8,033,439

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	15

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011(Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
United Mexican States:
	USD	5.125%	01/15/2020	8,292,000	$9,289,113
	USD	8.000%	09/24/2022	2,012,000	2,786,620
	USD	8.300%	08/15/2031	5,417,000	7,976,533
	USD	7.500%	04/08/2033	2,442,000	3,363,855
	USD	6.050%	01/11/2040	3,288,000	3,904,500
	USD	5.750%	10/12/2110	7,270,000	7,488,100

					64,241,393

Panama - 3.04%
Republic of Panama:
	USD	5.200%	01/30/2020	7,602,000	8,590,260
	USD	9.375%	01/16/2023	25,000	34,750
	USD	7.125%	01/29/2026	600,000	780,000
	USD	8.875%	09/30/2027	4,255,000	6,339,950
	USD	9.375%	04/01/2029	8,883,000	14,035,140
	USD	6.700%	01/26/2036	100,000	130,000

					29,910,100

Peru - 0.90%
Republic of Peru	USD	8.750%	11/21/2033	5,990,000	8,835,250

Philippines - 2.44%
Republic of Philippines:
	PHP	4.950%	01/15/2021	26,000,000	590,096
	USD	10.625%	03/16/2025	1,109,000	1,754,993
	USD	5.500%	03/30/2026	2,002,000	2,229,727
	USD	9.500%	02/02/2030	8,226,000	12,606,345
	USD	7.750%	01/14/2031	4,590,000	6,150,600
	USD	6.375%	01/15/2032	520,000	616,200
	USD	6.375%	10/23/2034	116,000	139,200

					24,087,161

Poland - 4.16%
Republic of Poland:
	USD	6.375%	07/15/2019	20,916,000	22,929,165
	EUR	4.000%	03/23/2021	665,000	794,277
	USD	5.125%	04/21/2021	10,093,000	10,111,924
	USD	5.000%	03/23/2022	7,232,000	7,096,400

					40,931,766

Qatar - 0.95%
State of Qatar:
	USD	6.550%	04/09/2019	4,477,000	5,282,860	(3)
	USD	5.250%	01/20/2020	3,730,000	4,032,130	(3)

					9,314,990

See Notes to Financial Statements.

16	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Russia - 7.66%
Russian Federation:
	USD	11.000%	07/24/2018	437,000	$604,152	(3)
	USD	5.000%	04/29/2020	500,000	521,563	(3)
	USD	12.750%	06/24/2028	5,031,000	8,766,518	(3)
	USD	7.500%	03/31/2030	55,541,942	65,608,919	(3)(5)

					75,501,152

South Africa - 4.60%
Republic of South Africa:
	USD	8.500%	06/23/2017	45,000	54,675
	USD	6.875%	05/27/2019	3,141,000	3,773,126
	USD	5.500%	03/09/2020	7,373,000	8,220,895
	ZAR	6.750%	03/31/2021	116,660,000	13,281,257
	USD	5.875%	05/30/2022	10,515,000	12,039,675
	ZAR	10.500%	12/21/2026	31,270,000	4,507,969
	USD	6.250%	03/08/2041	3,031,000	3,478,073

					45,355,670

Turkey - 2.90%
Republic of Turkey:
	USD	7.000%	09/26/2016	159,000	176,689
	USD	7.000%	03/11/2019	135,000	151,031
	USD	7.500%	11/07/2019	15,038,000	17,312,497
	USD	7.000%	06/05/2020	372,000	416,175
	USD	5.125%	03/25/2022	4,992,000	4,842,240
	USD	7.375%	02/05/2025	1,820,000	2,102,100
	USD	6.875%	03/17/2036	2,000,000	2,152,500
	USD	7.250%	03/05/2038	1,285,000	1,444,019

					28,597,251

Ukraine - 1.91%
Ukraine Government:
	USD	6.385%	06/26/2012	6,505,000	6,391,162	(3)
	USD	7.650%	06/11/2013	2,386,000	2,308,455	(3)
	USD	6.875%	09/23/2015	1,723,000	1,580,853	(4)
	USD	6.250%	06/17/2016	2,600,000	2,265,250	(4)
	USD	6.750%	11/14/2017	4,150,000	3,589,750	(3)
	USD	7.750%	09/23/2020	3,094,000	2,707,250	(3)

					18,842,720

Uruguay - 2.21%
Republic of Uruguay:
	USD	9.250%	05/17/2017	3,467,000	4,541,770
	USD	8.000%	11/18/2022	5,310,497	7,116,066
	USD	6.875%	09/28/2025	1,448,650	1,847,029
	USD	7.875%	01/15/2033	1,390,800	1,891,488	(6)
	USD	7.625%	03/21/2036	4,768,176	6,389,356

					21,785,709

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Venezuela - 1.25%
Republic of Venezuela:
	USD	13.625%	08/15/2018	10,000	$9,700
	USD	13.625%	08/15/2018	1,669,000	1,552,170	(3)
	USD	7.750%	10/13/2019	4,611,000	3,216,172	(3)
	USD	12.750%	08/23/2022	8,552,400	7,526,112	(3)

					12,304,154

TOTAL SOVEREIGN DEBT OBLIGATIONS					630,352,484

(Cost $624,846,681)

BANK LOANS - 0.50%(7)
Brazil - 0.09%
Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	941,176	905,882	(2)

Indonesia - 0.41%
PT Bumi Resources	USD	11.250%	08/07/2013	1,337,000	1,358,392	(2)
PT Bumi Tranche A	USD	12.000%	03/02/2012	1,777,960	1,511,266	(16)
PT Bumi Tranche B	USD	12.000%	03/02/2012	1,419,040	1,206,184	(16)

					4,075,842

TOTAL BANK LOANS					4,981,724

(Cost $5,466,624)

CONVERTIBLE CORPORATE BONDS - 0.02%
India - 0.02%
Vedanta Resources Jersey II Ltd.	USD	4.000%	03/30/2017	200,000	169,000

TOTAL CONVERTIBLE CORPORATE BONDS					169,000

(Cost $167,187)

CORPORATE BONDS - 26.32%
Argentina - 0.39%
Capex SA	USD	10.000%	03/10/2018	1,642,000	1,338,230	(4)
Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	410,000	(3)
	USD	9.750%	10/25/2022	1,362,000	1,116,840	(4)
Inversiones y Representaciones SA:
	USD	11.500%	07/20/2020	100,000	102,119	(3)
	USD	11.500%	07/20/2020	636,000	648,524	(4)
Tarjeta Naranja SA	USD	9.000%	01/28/2017	209,000	201,678	(4)

					3,817,391

Barbados - 0.16%
Columbus International, Inc.	USD	11.500%	11/20/2014	1,500,000	1,560,000	(3)

Brazil - 3.19%
Banco Cruzeiro do Sul SA:
	USD	8.875%	09/22/2020	984,000	669,120	(4)
	USD	8.875%	09/22/2020	1,100,000	748,000	(3)

See Notes to Financial Statements.

18	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
BM&FBovespa SA:
	USD	5.500%	07/16/2020	842,000	$863,050	(4)
	USD	5.500%	07/16/2020	1,400,000	1,435,000	(3)
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	260,000	269,750	(3)
	USD	8.500%	01/21/2049	482,000	500,075	(4)
BR Properties SA:
	USD	9.000%	10/07/2015	310,000	317,750	(4)
	USD	9.000%	10/07/2049	135,000	138,375	(3)
General Shopping Finance Ltd.:
	USD	10.000%	11/09/2015	1,824,000	1,842,240	(4)
	USD	10.000%	11/09/2049	246,000	248,460	(3)
Hypermarcas SA	USD	6.500%	04/20/2021	3,349,000	2,947,120	(4)
Minerva Overseas II Ltd.:
	USD	10.875%	11/15/2019	538,000	468,060	(3)
	USD	10.875%	11/15/2019	633,000	550,710	(4)
Mirabela Nickel Ltd.	USD	8.750%	04/15/2018	392,000	350,840	(4)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	3,102,000	3,551,790
Odebrecht Drilling Norbe VIII/IX Ltd.:
	USD	6.350%	06/30/2021	1,650,000	1,691,250	(3)
	USD	6.350%	06/30/2021	1,665,000	1,706,625	(4)
Odebrecht Finance Ltd.	USD	7.000%	04/21/2020	350,000	375,375	(3)
OGX Petroleo e Gas Participacoes SA:
	USD	8.500%	06/01/2018	500,000	480,000	(3)
	USD	8.500%	06/01/2018	3,732,000	3,582,720	(4)
Petrobras International Finance Co.	USD	5.375%	01/27/2021	430,000	439,419
QGOG Atlantic / Alaskan Rigs Ltd.:
	USD	5.250%	07/30/2018	200,000	196,500	(3)
	USD	5.250%	07/30/2018	4,006,000	3,935,895	(4)
Telemar Norte Leste SA:
	USD	5.500%	10/23/2020	1,006,000	990,910	(3)
	USD	5.500%	10/23/2020	2,312,000	2,277,320	(4)
Virgolino de Oliveira Finance Ltd.	USD	10.500%	01/28/2018	617,000	595,405	(3)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	300,000	293,250	(4)

					31,465,009

Chile - 0.80%
Cencosud SA	USD	5.500%	01/20/2021	2,000,000	2,042,852	(4)
Codelco, Inc.:
	USD	7.500%	01/15/2019	450,000	570,501	(3)
	USD	6.150%	10/24/2036	4,295,000	5,302,637	(3)

					7,915,990

China - 1.19%
China Liansu Group Holdings Ltd.	USD	7.875%	05/13/2016	1,468,000	1,218,440	(4)
Evergrande Real Estate Group Ltd.:
	USD	13.000%	01/27/2015	106,000	82,150	(4)
	USD	13.000%	01/27/2015	666,000	516,150	(3)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	1,149,000	924,945	(3)
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	661,000	669,937	(4)
MIE Holdings Corp.	USD	9.750%	05/12/2016	1,586,000	1,411,540	(4)
Sinochem Overseas Capital Co. Ltd.	USD	4.500%	11/12/2020	4,384,000	4,229,045	(4)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Texhong Textile Group Ltd.:
	USD	7.625%	01/19/2016	343,000	$250,390	(4)
	USD	7.625%	01/19/2016	858,000	626,340	(3)
West China Cement Ltd.:
	USD	7.500%	01/25/2016	824,000	675,680	(3)
	USD	7.500%	01/25/2016	1,138,000	933,160	(4)
Yanlord Land Group Ltd.	USD	9.500%	05/04/2017	235,000	177,425	(3)

					11,715,202

Colombia - 0.29%
Gruposura Finance	USD	5.700%	05/18/2021	2,813,000	2,843,943	(4)

Dominican Republic - 0.07%
Cap Cana SA:
	USD	10.000%	04/30/2016	1,103,320	386,162	(1)(3)
	USD	10.000%	04/30/2016	1,343,373	268,675	(1)(3)

					654,837

Hong Kong - 0.39%
Hutchison Whampoa International 10 Ltd.	USD	6.000%	10/28/2049	1,957,000	1,947,215	(2)(3)
PCCW- HKT Capital No. 4 Ltd.	USD	4.250%	02/24/2016	1,849,000	1,864,717

					3,811,932

India - 0.28%
Axis Bank Ltd.	USD	7.125%	06/28/2022	311,000	281,455	(2)
Bank of India	USD	6.994%	03/03/2049	344,000	304,440	(2)
ICICI Bank Ltd.:
	USD	5.750%	11/16/2020	200,000	185,970	(3)
	USD	5.750%	11/16/2020	608,000	565,349	(4)
Vedanta Resources PLC	USD	8.250%	06/07/2021	1,715,000	1,423,450	(4)

					2,760,664

Indonesia - 0.89%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	1,805,000	1,137,150	(3)
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	2,000,000	2,140,000	(3)
BLT Finance BV	USD	7.500%	05/15/2014	644,000	254,380	(3)
Bumi Investment Pte Ltd.:
	USD	10.750%	10/06/2017	325,000	318,500	(4)
	USD	10.750%	10/06/2017	2,400,000	2,352,000	(3)
Indosat Palapa Co. BV:
	USD	7.375%	07/29/2020	241,000	260,280	(4)
	USD	7.375%	07/29/2020	550,000	594,000	(3)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,617,000	1,714,020	(3)

					8,770,330

Jamaica - 0.45%
Digicel Group Ltd.:
	USD	9.125%	01/15/2015	1,878,000	1,859,220	(4)
	USD	8.250%	09/01/2017	1,160,000	1,154,200	(3)
	USD	10.500%	04/15/2018	1,450,000	1,457,250	(3)

					4,470,670

See Notes to Financial Statements.

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Kazakhstan - 2.50%
BTA Bank JSC:
	USD	10.750%	07/01/2018	1,159,562	$382,656	(4)(5)
	USD	10.750%	07/01/2018	4,949,274	1,633,260	(3)(5)
	USD	0.000%	07/01/2020	500,000	19,375	(3)(8)
	USD	0.000%	07/01/2020	2,515,532	97,477	(2)(4)
KazMunayGas National Co.:
	USD	8.375%	07/02/2013	5,650,000	5,989,000	(3)
	USD	11.750%	01/23/2015	2,300,000	2,783,000	(3)
	USD	9.125%	07/02/2018	723,000	871,215	(4)
	USD	7.000%	05/05/2020	739,000	809,205	(4)
	USD	7.000%	05/05/2020	5,615,000	6,148,425	(3)
	USD	6.375%	04/09/2021	2,538,000	2,683,935	(4)
Zhaikmunai LLP:
	USD	10.500%	10/19/2015	1,037,000	1,021,445	(4)
	USD	10.500%	10/19/2015	2,175,000	2,142,375	(3)

					24,581,368

Malaysia - 3.24%
Penerbangan Malaysia BHD	USD	5.625%	03/15/2016	1,195,000	1,323,642	(3)
Petroliam Nasional BHD:
	USD	7.750%	08/15/2015	335,000	397,276	(4)
	USD	7.625%	10/15/2026	840,000	1,148,910	(3)
Petronas Capital Ltd.:
	USD	5.250%	08/12/2019	630,000	701,692	(4)
	USD	5.250%	08/12/2019	2,749,000	3,061,830	(3)
	USD	7.875%	05/22/2022	17,019,000	22,943,314	(3)
Petronas Global Sukuk Ltd.	USD	4.250%	08/12/2014	2,240,000	2,357,488	(4)

					31,934,152

Mexico - 2.26%
Alestra SA	USD	11.750%	08/11/2014	587,000	647,168
America Movil SAB de CV	USD	2.375%	09/08/2016	3,778,000	3,708,583
Axtel SAB de CV:
	USD	7.625%	02/01/2017	347,000	261,985	(4)
	USD	9.000%	09/22/2019	1,171,000	884,105	(3)
BBVA Bancomer SA	USD	4.500%	03/10/2016	585,000	579,150	(3)
Cemex Espana Luxembourg:
	EUR	8.875%	05/12/2017	54,000	47,527	(3)
	USD	9.250%	05/12/2020	2,250,000	1,552,500	(3)
Cemex SAB de CV:
	USD	5.369%	09/30/2015	921,000	617,070	(2)(4)
	USD	9.000%	01/11/2018	530,000	386,900	(3)
	USD	9.000%	01/11/2018	1,047,000	764,310	(4)
Desarrolla Homex SAB de CV	USD	7.500%	09/28/2015	215,000	213,925
Geo Maquinaria	USD	9.625%	05/02/2021	3,804,253	3,423,827	(4)
Grupo Bimbo SAB de CV	USD	4.875%	06/30/2020	183,000	189,921	(4)
Hipotecaria Su Casita SA de CV	USD	7.500%	06/29/2018	113,997	59,848	(4)
Pemex Finance Ltd.	USD	9.150%	11/15/2018	1,250,000	1,545,387

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Pemex Project Funding Master Trust:
	EUR	5.500%	02/24/2025	2,275,000	$2,867,632	(3)
	USD	6.625%	06/15/2035	3,034,000	3,344,985
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	1,100,000	1,201,316

					22,296,139

Peru - 0.33%
Banco Continental SA via Continental Senior Trustees Cayman Ltd.	USD	5.500%	11/18/2020	766,000	743,020	(4)
Banco de Credito del Peru/Panama	USD	5.375%	09/16/2020	561,000	551,182	(4)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	785,000	796,775	(4)
Southern Copper Corp.	USD	6.750%	04/16/2040	1,117,000	1,129,170

					3,220,147

Qatar - 0.50%
Qtel International Finance Ltd.:
	USD	7.875%	06/10/2019	779,000	945,316	(3)
	USD	4.750%	02/16/2021	250,000	250,625	(3)
	USD	4.750%	02/16/2021	567,000	568,418	(4)
	USD	5.000%	10/19/2025	1,155,000	1,103,025	(4)
	USD	5.000%	10/19/2025	2,122,000	2,026,510	(3)

					4,893,894

Russia - 1.71%
AK Transneft OJSC Via TransCapitalInvest Ltd.	USD	8.700%	08/07/2018	200,000	242,500	(3)
Alfa Bank OJSC Via Alfa Bond Issuance PLC:
	USD	7.875%	09/25/2017	100,000	94,500	(3)
	USD	7.875%	09/25/2017	658,000	621,810	(4)
Evraz Group SA	USD	6.750%	04/27/2018	2,684,000	2,422,310	(4)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	3,637,000	3,391,503	(4)
Novatek Finance Ltd.	USD	6.604%	02/03/2021	3,422,000	3,550,325	(4)
SCF Capital Ltd.	USD	5.375%	10/27/2017	2,670,000	2,396,325	(4)
TNK-BP Finance SA	USD	6.625%	03/20/2017	200,000	209,750	(3)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	1,330,000	1,206,975	(3)
	USD	7.504%	03/01/2022	800,000	698,000	(4)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC:
	USD	6.493%	02/02/2016	1,000,000	940,000	(3)
	USD	7.748%	02/02/2021	1,167,000	1,041,547	(4)

					16,815,545

Singapore - 0.05%
STATS ChipPAC Ltd.	USD	5.375%	03/31/2016	510,000	499,800	(4)

South Africa - 0.66%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	2,739,000	2,382,930	(3)
Myriad International Holding BV:
	USD	6.375%	07/28/2017	650,000	693,875	(4)
	USD	6.375%	07/28/2017	3,200,000	3,416,000	(3)

					6,492,805

See Notes to Financial Statements.

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
South Korea - 0.47%
Export-Import Bank of Korea:
	USD	8.125%	01/21/2014	2,447,000	$2,715,436
	USD	4.375%	09/15/2021	1,913,000	1,888,896

					4,604,332

Turkey - 0.24%
Yuksel Insaat AS	USD	9.500%	11/10/2015	3,237,000	2,379,195	(3)

Ukraine - 0.71%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,747,000	2,486,035	(4)
Metinvest BV	USD	8.750%	02/14/2018	2,582,000	2,252,795	(4)
MHP SA	USD	10.250%	04/29/2015	1,005,000	929,625	(3)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	1,452,000	1,321,320	(4)

					6,989,775

United Arab Emirates - 1.24%
Abu Dhabi National Energy Co.	USD	6.250%	09/16/2019	200,000	217,000	(3)
Dolphin Energy Ltd.	USD	5.888%	06/15/2019	706,880	758,129	(3)
DP World Ltd.	USD	6.850%	07/02/2037	2,220,000	2,020,200	(3)
DP World Sukuk Ltd.	USD	6.250%	07/02/2017	2,990,000	3,004,950	(3)
Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	150,000	168,299
	GBP	6.000%	02/01/2017	1,800,000	2,075,652
IPIC GMTN Ltd.	USD	3.750%	03/01/2017	3,800,000	3,781,000	(4)
MDC-GMTN BV	USD	3.750%	04/20/2016	200,000	204,500	(3)

					12,229,730

Venezuela - 4.31%
Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	45,547,646	35,413,295
	USD	5.000%	10/28/2015	2,669,366	1,875,230
	USD	5.250%	04/12/2017	6,000,000	3,780,000
	USD	8.500%	11/02/2017	1,919,000	1,436,851	(3)

					42,505,376

TOTAL CORPORATE BONDS					259,228,226

(Cost $269,503,952)

PARTICIPATION NOTES - 0.77%
Argentina - 0.16%
Endesa Costanera SA	USD	11.304%	03/30/2012	456,000	456,000	(2)
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	1,100,000	1,100,000

					1,556,000

Ukraine - 0.61%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	6,731,000	6,041,073	(3)

TOTAL PARTICIPATION NOTES					7,597,073

(Cost $8,219,098)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
CREDIT LINKED NOTES - 4.02%
Argentina - 0.34%
Cablevision SA	USD	9.375%	02/12/2018	3,618,000	$3,328,560	(9)

Brazil - 2.51%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2015	4,400,000	2,382,304	(10)
	BRL	10.000%	01/01/2017	600,000	321,605	(11)
	BRL	10.000%	01/01/2017	2,000,000	1,065,723	(10)
	BRL	10.000%	01/01/2021	3,000,000	1,557,276	(12)
	BRL	10.000%	01/01/2021	4,000,000	2,082,569	(13)
	BRL	10.000%	01/01/2021	4,200,000	2,186,698	(10)
	BRL	10.000%	01/01/2021	5,000,000	2,588,824	(14)
	BRL	10.000%	01/01/2021	6,000,000	3,122,183	(9)
	BRL	10.000%	01/01/2021	9,000,000	4,479,221	(10)
	BRL	10.000%	01/01/2021	9,600,000	4,983,283	(12)

					24,769,686

Colombia - 0.70%
Titulos de Tesoreria - Series B:
	COP	11.000%	07/24/2020	3,500,000,000	2,162,673	(12)
	COP	11.000%	07/24/2020	5,700,000,000	3,522,068	(12)
	COP	10.000%	07/24/2024	1,952,000,000	1,187,154	(12)

					6,871,895

Iraq - 0.47%
Republic of Iraq	JPY	2.447%	01/01/2028	554,044,860	4,607,516	(2)(15)

TOTAL CREDIT LINKED NOTES					39,577,657

(Cost $41,637,150)

SHORT TERM INVESTMENTS - 0.86%
Money Market Mutual Funds - 0.86%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (0.077% 7-Day Yield)	USD			8,434,700	8,434,700

TOTAL SHORT TERM INVESTMENTS					8,434,700

(Cost $8,434,700)

Total Investments - 96.48%					950,340,864
(Cost $958,275,392)
Other Assets In Excess of Liabilities - 3.52%					34,709,182

Net Assets - 100.00%					$985,050,046

See Notes to Financial Statements.

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PHP	-	Philippine Peso
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Security is currently in default/non-income producing.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2011.
(3)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of November 30, 2011, the aggregate market value of those securities was $307,220,716, which represents approximately 31.19% of net assets.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by Stone Harbor Investment Partners and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $99,339,609, which represents approximately 10.09% of net assets as of November 30, 2011.

(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2011.
(6)	Pay-in-kind securities.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(8)	Zero coupon bond reflects effective yield on the date of purchase.
(9)	The underlying security is issued by Deutsche Bank AG London.
(10)	The underlying security is issued by JP Morgan Chase.
(11)	The underlying security is issued by HSBC Bank.
(12)	The underlying security is issued by Citigroup Global Markets.
(13)	The underlying security is issued by Barclays Bank PLC.
(14)	The underlying security is issued by Credit Suisse First Boston.
(15)	The underlying security is issued by Merrill Lynch.
(16)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $2,717,450 which represents approximately 0.28% of net assets as of November 30, 2011.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BHD	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap a Dutch private limited liability company.
GMTN	-	Global Medium Term Note.
JSC	-	Joint Stock Co.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OJSC	-	Open Joint Stock Co.
PLC	-	Public Limited Co.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A variable capital company.
SAB de CV	-	A variable capital company.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	14,644,064	Sale	12/02/2011	$ 8,093,997	$ 545,059
BRL	18,058,284	Purchase	01/04/2012	9,906,168	216,168
CNY	54,911,986	Sale	05/16/2012	8,622,445	46,247
CNY	27,703,936	Purchase	05/16/2012	4,350,156	6,514
EUR	29,067,711	Sale	12/28/2011	39,069,748	303,093
GBP	1,440,000	Sale	12/28/2011	2,258,618	23,422
JPY	370,752,000	Sale	12/28/2011	4,784,212	38,014

					$ 1,178,517

BRL	14,644,064	Purchase	12/02/2011	$ 8,093,997	$ (132,543)
CNY	27,208,050	Purchase	05/16/2012	4,272,290	(2,009)
EUR	1,219,545	Sale	05/16/2012	1,639,184	(286)

					$ (134,838)

See Notes to Financial Statements.

26	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

CORPORATE BONDS - 91.11%
Aerospace/Defense - 1.48%
CPI International, Inc.	USD	8.000%	02/15/2018	2,225,000	$1,907,937
TransDigm, Inc.	USD	7.750%	12/15/2018	2,900,000	3,001,500
Triumph Group, Inc.	USD	8.625%	07/15/2018	1,575,000	1,724,625

					6,634,062

Automotive - 1.40%
Allison Transmission, Inc.	USD	7.125%	05/15/2019	1,100,000	1,042,250	(1)
Chrysler Group LLC:
	USD	8.000%	06/15/2019	950,000	807,500	(1)
	USD	8.250%	06/15/2021	1,000,000	845,000	(1)
Ford Motor Co.:
	USD	7.450%	07/16/2031	910,000	1,071,525
	USD	8.900%	01/15/2032	25,000	30,875
Tomkins LLC	USD	9.000%	10/01/2018	1,745,000	1,893,325
UCI International, Inc.	USD	8.625%	02/15/2019	575,000	560,625

					6,251,100

Banking - 0.85%
E*Trade Financial Corp.	USD	12.500%	11/30/2017	1,670,000	1,895,450	(2)
Provident Funding Associates LP:
	USD	10.250%	04/15/2017	1,025,000	978,875	(1)
	USD	10.125%	02/15/2019	1,125,000	916,875	(1)

					3,791,200

Building Products - 1.16%
American Standard Americas	USD	10.750%	01/15/2016	715,000	475,475	(1)
Griffon Corp.	USD	7.125%	04/01/2018	2,125,000	2,061,250
Interface, Inc.	USD	7.625%	12/01/2018	850,000	888,250
Norcraft Cos. LP	USD	10.500%	12/15/2015	1,975,000	1,787,375

					5,212,350

Chemicals - 2.70%
Ineos Group Holdings Ltd.:
	EUR	7.875%	02/15/2016	200,000	190,135	(3)
	USD	8.500%	02/15/2016	3,380,000	2,653,300	(1)
Koppers, Inc.	USD	7.875%	12/01/2019	1,875,000	1,945,313
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(4)
LyondellBasell Industries NV	USD	6.000%	11/15/2021	120,000	123,000	(1)
MacDermid, Inc.	USD	9.500%	04/15/2017	1,875,000	1,800,000	(1)
Momentive Performance Materials, Inc.:
	USD	11.500%	12/01/2016	1,375,000	990,000
	USD	9.000%	01/15/2021	2,495,000	1,790,162
Nova Chemicals Corp.	USD	8.375%	11/01/2016	2,375,000	2,576,875

					12,068,785

Construction Machinery - 0.81%
Case New Holland, Inc.	USD	7.875%	12/01/2017	950,000	1,045,000

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	27

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
The Manitowoc Co., Inc.:
	USD	9.500%	02/15/2018	1,975,000	$2,049,063
	USD	8.500%	11/01/2020	100,000	102,500
United Rentals North America, Inc.	USD	8.375%	09/15/2020	450,000	445,500

					3,642,063

Consumer Products - 0.91%
Armored Autogroup, Inc.	USD	9.250%	11/01/2018	1,025,000	825,125	(1)
Elizabeth Arden, Inc.	USD	7.375%	03/15/2021	950,000	995,125
NBTY, Inc.	USD	9.000%	10/01/2018	1,200,000	1,284,000
Visant Corp.	USD	10.000%	10/01/2017	1,025,000	948,125

					4,052,375

Containers/Packaging - 3.62%
ARD Finance SA	USD	11.125%	06/01/2018	825,000	730,125	(1)(2)
Ardagh Packaging Finance PLC:
	USD	9.125%	10/15/2020	1,450,000	1,442,750	(1)
	EUR	9.250%	10/15/2020	650,000	771,876	(3)
BWAY Holding Co.	USD	10.000%	06/15/2018	1,275,000	1,338,750
Pregis Corp.	USD	12.375%	10/15/2013	1,085,000	1,014,475
Radnor Holdings Corp.	USD	11.000%	03/15/2010	25,000	2	(4)
Reynolds Group Issuer, Inc.:
	USD	8.750%	10/15/2016	1,850,000	1,919,375	(1)
	USD	9.000%	04/15/2019	2,900,000	2,624,500	(1)
	USD	8.250%	02/15/2021	650,000	555,750	(1)
Reynolds Group, Inc.	USD	8.500%	05/15/2018	975,000	892,125	(1)
Sealed Air Corp.	USD	8.375%	09/15/2021	3,520,000	3,775,200	(1)
Solo Cup Co.	USD	8.500%	02/15/2014	1,235,000	1,142,375

					16,207,303

Drillers/Services - 4.36%
Basic Energy Services, Inc.:
	USD	7.125%	04/15/2016	1,150,000	1,158,625
	USD	7.750%	02/15/2019	1,025,000	1,027,563
CHC Helicopter SA	USD	9.250%	10/15/2020	2,325,000	2,011,125	(1)
Complete Production Services, Inc.	USD	8.000%	12/15/2016	1,975,000	2,063,875
Exterran Holdings, Inc.	USD	7.250%	12/01/2018	850,000	811,750	(1)
Hercules Offshore LLC	USD	10.500%	10/15/2017	2,255,000	2,176,075	(1)
Hornbeck Offshore Services, Inc.	USD	8.000%	09/01/2017	1,875,000	1,921,875
Offshore Group Investments Ltd.	USD	11.500%	08/01/2015	1,995,000	2,149,612
Parker Drilling Co.	USD	9.125%	04/01/2018	525,000	551,250
PHI, Inc.	USD	8.625%	10/15/2018	800,000	786,000
SESI LLC:
	USD	6.375%	05/01/2019	1,915,000	1,924,575	(1)
	USD	7.125%	12/15/2021	1,000,000	1,020,000	(1)
Trinidad Drilling Ltd.	USD	7.875%	01/15/2019	1,870,000	1,916,750	(1)

					19,519,075

Electric - 6.08%
The AES Corp.:
	USD	9.750%	04/15/2016	925,000	1,049,875
	USD	8.000%	10/15/2017	2,225,000	2,403,000
	USD	7.375%	07/01/2021	2,375,000	2,487,813	(1)
Calpine Corp.:
	USD	7.875%	07/31/2020	2,250,000	2,345,625	(1)
	USD	7.500%	02/15/2021	1,925,000	1,973,125	(1)
DPL, Inc.	USD	7.250%	10/15/2021	1,145,000	1,207,975	(1)

See Notes to Financial Statements.

28	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Dynegy Holdings LLC:
	USD	8.375%	05/01/2016	2,970,000	$2,153,250	(4)
	USD	7.125%	05/15/2018	500,000	355,000	(4)
	USD	7.750%	06/01/2019	460,000	322,000	(4)
	USD	7.625%	10/15/2026	25,000	17,875	(4)
Edison Mission Energy:
	USD	7.750%	06/15/2016	1,825,000	1,277,500
	USD	7.000%	05/15/2017	150,000	94,875
	USD	7.200%	05/15/2019	1,540,000	916,300
	USD	7.625%	05/15/2027	1,135,000	663,975
GenOn Energy, Inc.:
	USD	9.500%	10/15/2018	1,650,000	1,674,750
	USD	9.875%	10/15/2020	1,875,000	1,870,312
NRG Energy, Inc.:
	USD	7.625%	05/15/2019	775,000	744,000	(1)
	USD	8.500%	06/15/2019	2,300,000	2,300,000
	USD	8.250%	09/01/2020	1,235,000	1,222,650
	USD	7.875%	05/15/2021	2,200,000	2,101,000	(1)

					27,180,900

Exploration & Production - 4.88%
Atlas Pipeline Partners LP	USD	8.750%	06/15/2018	225,000	234,000
Concho Resources, Inc.	USD	7.000%	01/15/2021	1,575,000	1,645,875
Eagle Rock Energy Partners LP	USD	8.375%	06/01/2019	2,110,000	2,099,450	(1)
Kodiak Oil & Gas Corp.	USD	8.125%	12/01/2019	1,075,000	1,092,469	(1)
Linn Energy LLC:
	USD	6.500%	05/15/2019	250,000	238,750	(1)
	USD	7.750%	02/01/2021	3,225,000	3,241,125
MEG Energy Corp.	USD	6.500%	03/15/2021	1,875,000	1,893,750	(1)
NFR Energy LLC:
	USD	9.750%	02/15/2017	225,000	194,625	(1)
	USD	9.750%	02/15/2017	1,075,000	929,875	(1)
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	2,150,000	2,203,750	(1)
Plains Exploration & Production Co.:
	USD	7.625%	06/01/2018	800,000	844,000
	USD	7.625%	04/01/2020	1,050,000	1,123,500
Quicksilver Resources, Inc.	USD	11.750%	01/01/2016	700,000	791,000
SandRidge Energy, Inc.:
	USD	8.000%	06/01/2018	575,000	554,875	(1)
	USD	8.750%	01/15/2020	1,000,000	985,000
	USD	7.500%	03/15/2021	2,000,000	1,840,000
Venoco, Inc.	USD	8.875%	02/15/2019	1,475,000	1,327,500
WPX Energy, Inc.	USD	6.000%	01/15/2022	600,000	592,500	(1)

					21,832,044

Financial Other - 0.48%
International Lease Finance Corp.	USD	8.250%	12/15/2020	2,163,000	2,157,592

Food & Beverage - 3.61%
Campofrio Food Group SA	EUR	8.250%	10/31/2016	650,000	845,024	(3)
Cott Beverages, Inc.	USD	8.375%	11/15/2017	1,150,000	1,233,375
Dean Foods Co.:
	USD	7.000%	06/01/2016	2,225,000	2,169,375
	USD	9.750%	12/15/2018	2,885,000	3,043,675
Del Monte Foods Co.	USD	7.625%	02/15/2019	4,655,000	4,189,500	(1)
Michael Foods, Inc.	USD	9.750%	07/15/2018	725,000	750,375

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	29

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Pinnacle Foods Finance LLC:
	USD	9.250%	04/01/2015	1,825,000	$1,875,187
	USD	10.625%	04/01/2017	425,000	442,000
	USD	8.250%	09/01/2017	1,550,000	1,584,875

					16,133,386

Gaming - 4.30%
American Casino & Entertainment Properties LLC	USD	11.000%	06/15/2014	555,000	557,775
Boyd Gaming Corp.	USD	9.125%	12/01/2018	2,435,000	2,240,200
Caesars Entertainment Operating Co., Inc.	USD	12.750%	04/15/2018	1,165,000	870,838
CCM Merger, Inc.	USD	8.000%	08/01/2013	1,045,000	984,912	(1)
Harrah’s Operating Co., Inc.	USD	5.375%	12/15/2013	1,100,000	932,250
Isle of Capri Casinos, Inc.:
	USD	7.000%	03/01/2014	2,300,000	2,139,000
	USD	7.750%	03/15/2019	1,225,000	1,133,125
Jacobs Entertainment, Inc.	USD	9.750%	06/15/2014	205,000	193,725
MGM Resorts International:
	USD	5.875%	02/27/2014	2,025,000	1,954,125
	USD	6.875%	04/01/2016	1,140,000	1,045,950
	USD	10.000%	11/01/2016	1,025,000	1,066,000
	USD	11.125%	11/15/2017	800,000	899,000
	USD	9.000%	03/15/2020	875,000	958,125
Pinnacle Entertainment, Inc.:
	USD	7.500%	06/15/2015	2,605,000	2,539,875
	USD	8.625%	08/01/2017	775,000	817,625
	USD	8.750%	05/15/2020	950,000	926,250

					19,258,775

Gas Distributors - 1.07%
Inergy LP:
	USD	8.750%	03/01/2015	556,000	585,190
	USD	7.000%	10/01/2018	300,000	295,500
	USD	6.875%	08/01/2021	1,850,000	1,766,750
Niska Gas Storage US LLC	USD	8.875%	03/15/2018	2,200,000	2,156,000

					4,803,440

Gas Pipelines - 2.93%
ANR Pipeline Co.:
	USD	7.375%	02/15/2024	60,000	75,951
	USD	7.000%	06/01/2025	10,000	12,357
Atlas Pipeline Partners LP	USD	8.750%	06/15/2018	1,050,000	1,086,750	(1)
Copano Energy LLC:
	USD	7.750%	06/01/2018	675,000	675,000
	USD	7.125%	04/01/2021	1,525,000	1,532,625
Crosstex Energy, Inc.	USD	8.875%	02/15/2018	1,950,000	2,086,500
El Paso Corp., Series GMTN	USD	7.800%	08/01/2031	1,900,000	2,194,500
MarkWest Energy Partners LP:
	USD	6.750%	11/01/2020	475,000	491,031
	USD	6.250%	06/15/2022	1,100,000	1,119,250
Sabine Pass LNG LP	USD	7.250%	11/30/2013	2,175,000	2,164,125
Targa Resources Partners LP:
	USD	7.875%	10/15/2018	775,000	809,875
	USD	6.875%	02/01/2021	850,000	854,250	(1)

	USD				13,102,214

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Healthcare - 8.37%
American Renal Holdings, Inc.	USD	8.375%	05/15/2018	1,875,000	$1,940,625
Biomet, Inc.	USD	11.625%	10/15/2017	1,925,000	2,069,375
Community Health Systems, Inc.:
	USD	8.875%	07/15/2015	2,605,000	2,683,150
	USD	8.000%	11/15/2019	1,900,000	1,847,750	(1)
ConvaTec Healthcare E SA	USD	10.500%	12/15/2018	2,100,000	1,905,750	(1)
Emergency Medical Services Corp., Series WI	USD	8.125%	06/01/2019	2,200,000	2,172,500
HCA Holdings, Inc.	USD	7.750%	05/15/2021	275,000	271,562
HCA, Inc.	USD	7.500%	02/15/2022	6,425,000	6,344,687
Health Management Associates, Inc.	USD	7.375%	01/15/2020	2,270,000	2,289,863	(1)
HealthSouth Corp.	USD	8.125%	02/15/2020	3,425,000	3,365,063
IASIS Healthcare LLC	USD	8.375%	05/15/2019	2,150,000	1,800,625	(1)
Radiation Therapy Services, Inc.	USD	9.875%	04/15/2017	2,275,000	1,717,625
Surgical Care Affiliates, Inc.:
	USD	8.875%	07/15/2015	984,000	979,080	(1)(2)
	USD	10.000%	07/15/2017	1,275,000	1,230,375	(1)
Tenet Healthcare Corp.	USD	6.250%	11/01/2018	1,000,000	987,500	(1)
United Surgical Partners International, Inc.:
	USD	8.875%	05/01/2017	125,000	124,687
	USD	9.250%	05/01/2017	1,370,000	1,370,000	(2)
Vanguard Health Holding Co. II LLC	USD	8.000%	02/01/2018	4,525,000	4,321,375
Vanguard Health Systems, Inc.	USD	0.000%	02/01/2016	10,000	6,450	(5)

					37,428,042

Industrial Other - 1.09%
Park-Ohio Industries, Inc.	USD	8.125%	04/01/2021	1,250,000	1,225,000
RBS Global, Inc.	USD	8.500%	05/01/2018	3,550,000	3,656,500

					4,881,500

Leisure - 2.09%
AMC Entertainment, Inc.:
	USD	8.000%	03/01/2014	550,000	534,875
	USD	9.750%	12/01/2020	3,725,000	3,408,375
Cinemark USA, Inc.:
	USD	8.625%	06/15/2019	1,775,000	1,917,000
	USD	7.375%	06/15/2021	1,175,000	1,177,938
Regal Cinemas Corp.	USD	8.625%	07/15/2019	1,700,000	1,806,250
Regal Entertainment Group	USD	9.125%	08/15/2018	475,000	498,750

					9,343,188

Media Cable - 5.19%
Atlantic Broadband Finance LLC	USD	9.375%	01/15/2014	1,710,000	1,712,138
Cablevision Systems Corp.:
	USD	8.625%	09/15/2017	1,725,000	1,811,250
	USD	7.750%	04/15/2018	525,000	538,125
	USD	8.000%	04/15/2020	1,275,000	1,300,500
CCO Holdings LLC	USD	7.000%	01/15/2019	425,000	429,781
Cequel Communications Holdings I LLC	USD	8.625%	11/15/2017	1,175,000	1,201,437	(1)
CSC Holdings LLC:
	USD	7.625%	07/15/2018	325,000	352,625
	USD	8.625%	02/15/2019	475,000	532,000

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	31

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
DISH DBS Corp.:
	USD	7.125%	02/01/2016	960,000	$991,200
	USD	7.875%	09/01/2019	2,750,000	2,928,750
	USD	6.750%	06/01/2021	850,000	833,000
Nara Cable Funding Ltd.	EUR	8.875%	12/01/2018	700,000	806,560	(3)
Ono Finance II PLC	USD	10.875%	07/15/2019	805,000	672,175	(1)
Radio One, Inc.	USD	15.000%	05/24/2016	2,553,996	2,158,127	(2)
Unitymedia Hesson GmbH & Co.	USD	8.125%	12/01/2017	125,000	129,687	(1)
UPC Holding BV:
	EUR	9.750%	04/15/2018	425,000	576,786	(3)
	USD	9.875%	04/15/2018	2,625,000	2,716,875	(1)
	EUR	8.375%	08/15/2020	900,000	1,124,683	(3)
Virgin Media Finance PLC	USD	8.375%	10/15/2019	275,000	295,625
Ziggo Bond Co. BV	EUR	8.000%	05/15/2018	1,600,000	2,096,183	(3)

					23,207,507

Media Other - 2.84%
AMC Networks, Inc.	USD	7.750%	07/15/2021	900,000	956,250	(1)
Bonten Media Acquisition Co.	USD	9.000%	06/01/2015	539,195	423,268	(1)(2)
Entravision Communications Corp.	USD	8.750%	08/01/2017	2,805,000	2,755,913
Fox Acquisition Sub LLC	USD	13.375%	07/15/2016	1,665,000	1,825,256	(1)
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	4,000	0	(4)
Lamar Media Corp., Series B	USD	6.625%	08/15/2015	1,680,000	1,684,200
Sinclair Television Group, Inc.:
	USD	9.250%	11/01/2017	800,000	862,000	(1)
	USD	8.375%	10/15/2018	1,325,000	1,348,188
Univision Communications, Inc.:
	USD	7.875%	11/01/2020	2,205,000	2,094,750	(1)
	USD	8.500%	05/15/2021	900,000	747,000	(1)

					12,696,825

Metals/Mining/Steel - 5.29%
APERAM:
	USD	7.375%	04/01/2016	850,000	748,000	(1)
	USD	7.750%	04/01/2018	1,425,000	1,225,500	(1)
Arch Coal, Inc.:
	USD	7.000%	06/15/2019	650,000	637,000	(1)
	USD	7.250%	06/15/2021	1,575,000	1,535,625	(1)
Atkore International, Inc.	USD	9.875%	01/01/2018	2,074,000	2,027,335
Cloud Peak Energy Resources LLC:
	USD	8.250%	12/15/2017	400,000	424,000
	USD	8.500%	12/15/2019	1,530,000	1,644,750
Consol Energy, Inc.:
	USD	8.000%	04/01/2017	1,175,000	1,257,250
	USD	8.250%	04/01/2020	800,000	864,000
FMG Resources August 2006 Pty Ltd.	USD	8.250%	11/01/2019	2,560,000	2,524,800	(1)
JMC Steel Group	USD	8.250%	03/15/2018	1,600,000	1,512,000	(1)
Mirabela Nickel Ltd.	USD	8.750%	04/15/2018	2,325,000	2,080,875	(1)
Novelis, Inc.	USD	8.375%	12/15/2017	1,825,000	1,907,125
Peabody Energy Corp.	USD	6.250%	11/15/2021	1,540,000	1,559,250	(1)
Penn Virginia Resource Partners LP	USD	8.250%	04/15/2018	1,685,000	1,676,575
Taseko Mines Ltd.	USD	7.750%	04/15/2019	2,225,000	2,024,750

					23,648,835

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Non Captive Finance - 0.27%
Ally Financial, Inc.	USD	6.250%	12/01/2017	790,000	$728,882
PHH Corp.	USD	9.250%	03/01/2016	450,000	465,750

					1,194,632

Paper/Forest Products - 3.28%
Ainsworth Lumber Co. Ltd.	USD	11.000%	07/29/2015	1,994,906	1,256,791	(1)(2)
Boise Paper Holdings LLC	USD	8.000%	04/01/2020	2,000,000	2,115,000
Cascades, Inc.:
	USD	7.750%	12/15/2017	1,750,000	1,710,625
	USD	7.875%	01/15/2020	650,000	627,250
Catalyst Paper Corp.	USD	11.000%	12/15/2016	1,540,000	962,500	(1)
Graphic Packaging International, Inc.	USD	9.500%	06/15/2017	2,155,000	2,359,725
Mercer International, Inc.	USD	9.500%	12/01/2017	1,990,000	2,009,900
NewPage Corp.	USD	11.375%	12/31/2014	1,215,000	853,537	(4)
Verso Paper Holdings LLC:
	USD	8.750%	02/01/2019	595,000	389,725
Series B	USD	11.375%	08/01/2016	1,805,000	1,092,025
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,500,000	1,297,500	(1)

					14,674,578

Property & Casualty Insurance - 0.26%
CNO Financial Group, Inc.	USD	9.000%	01/15/2018	1,100,000	1,160,500	(1)

Publishing/Printing - 1.65%
Baker & Taylor, Inc.	USD	11.500%	07/01/2013	1,295,000	1,018,194	(1)
Cenveo Corp.:
	USD	7.875%	12/01/2013	3,400,000	2,703,000
	USD	8.375%	06/15/2014	650,000	490,750
	USD	10.500%	08/15/2016	350,000	297,500	(1)
	USD	8.875%	02/01/2018	500,000	428,750
IDEARC, Inc.	USD	8.000%	11/15/2016	1,265,000	0	(4)
The McClatchy Co.	USD	11.500%	02/15/2017	2,635,000	2,457,137

					7,395,331

Refining - 0.42%
Petroplus Finance Ltd.:
	USD	6.750%	05/01/2014	1,585,000	1,117,425	(1)
	USD	7.000%	05/01/2017	925,000	559,625	(1)
	USD	9.375%	09/15/2019	300,000	189,000	(1)

					1,866,050

Restaurants - 0.00%(6)
Sbarro, Inc.	USD	10.375%	02/01/2015	225,000	2,813	(4)

Retail Food/Drug - 0.75%
Albertsons, Inc.:
	USD	8.700%	05/01/2030	725,000	632,563
	USD	8.000%	05/01/2031	625,000	504,687
American Stores Co.:
	USD	7.900%	05/01/2017	550,000	512,875
	USD	8.000%	06/01/2026	1,465,000	1,256,238
Series MTNB	USD	7.100%	03/20/2028	600,000	454,500

					3,360,863

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	33

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Retail Non Food/Drug - 2.48%
The Bon-Ton Department Stores, Inc.	USD	10.250%	03/15/2014	1,380,000	$893,550
Claire’s Stores, Inc.:
	USD	9.250%	06/01/2015	550,000	409,750
	USD	9.625%	06/01/2015	1,308,282	977,941	(2)
	USD	8.875%	03/15/2019	1,150,000	845,250
Express LLC	USD	8.750%	03/01/2018	1,300,000	1,371,500
JC Penney Corp., Inc.	USD	7.400%	04/01/2037	2,100,000	1,937,250
Limited Brands, Inc.:
	USD	6.950%	03/01/2033	1,350,000	1,245,375
	USD	7.600%	07/15/2037	400,000	394,000
Michaels Stores, Inc.	USD	7.750%	11/01/2018	725,000	712,312
RadioShack Corp.	USD	6.750%	05/15/2019	2,250,000	1,951,875
Toys R Us Delaware, Inc.	USD	7.375%	09/01/2016	375,000	373,125	(1)

					11,111,928

Satellite - 0.29%
Intelsat Jackson Holdings SA:
	USD	7.250%	04/01/2019	375,000	366,562	(1)
	USD	8.500%	11/01/2019	900,000	920,250

					1,286,812

Services Other - 3.93%
American Residential Services LLC	USD	12.000%	04/15/2015	1,075,000	1,075,000	(1)
ARAMARK Corp.	USD	8.500%	02/01/2015	1,120,000	1,153,600
ARAMARK Holdings Corp.	USD	8.625%	05/01/2016	1,475,000	1,504,500	(1)(2)
Brickman Group Holdings, Inc.	USD	9.125%	11/01/2018	2,250,000	2,013,750	(1)
GXS Worldwide, Inc.	USD	9.750%	06/15/2015	2,040,000	1,892,100
Interactive Data Corp.	USD	10.250%	08/01/2018	1,875,000	2,015,625
Iron Mountain, Inc.:
	USD	8.750%	07/15/2018	1,200,000	1,242,000
	USD	8.000%	06/15/2020	375,000	386,250
	USD	8.375%	08/15/2021	325,000	342,875
ServiceMaster Co.:
	USD	10.750%	07/15/2015	1,800,000	1,845,000	(1)(2)
	USD	7.450%	08/15/2027	325,000	249,437
Trans Union LLC	USD	11.375%	06/15/2018	1,925,000	2,146,375
West Corp.:
	USD	8.625%	10/01/2018	350,000	350,875
	USD	7.875%	01/15/2019	1,350,000	1,356,750

					17,574,137

Technology - 4.08%
CommScope, Inc.	USD	8.250%	01/15/2019	2,350,000	2,279,500	(1)
First Data Corp.	USD	12.625%	01/15/2021	1,690,000	1,402,700	(1)
iGate Corp.	USD	9.000%	05/01/2016	2,125,000	2,135,625	(1)
Lawson Software, Inc.	USD	11.250%	07/15/2018	2,080,000	1,991,600	(1)
MEMC Electronic Materials, Inc.	USD	7.750%	04/01/2019	1,475,000	1,165,250
NXP BV	USD	9.750%	08/01/2018	2,125,000	2,321,563	(1)
Seagate HDD Cayman	USD	7.750%	12/15/2018	2,075,000	2,147,625	(1)
Sensata Technologies BV	USD	6.500%	05/15/2019	1,175,000	1,145,625	(1)
SSI Investments II	USD	11.125%	06/01/2018	1,950,000	2,052,375
SunGard Data Systems, Inc.	USD	7.375%	11/15/2018	1,625,000	1,608,750

					18,250,613

See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Textile/Apparel - 0.87%
Levi Strauss & Co.:
	USD	8.875%	04/01/2016	725,000	$750,375
	USD	7.625%	05/15/2020	1,550,000	1,561,625
Quiksilver, Inc.	USD	6.875%	04/15/2015	1,700,000	1,589,500

					3,901,500

Transportation - Non Air/Rail - 0.41%
CMA CGM SA	USD	8.500%	04/15/2017	1,525,000	541,375	(1)
General Maritime Corp.	USD	12.000%	11/15/2017	2,755,000	296,163	(4)
Teekay Corp.	USD	8.500%	01/15/2020	1,025,000	981,437

					1,818,975

Wireless - 2.14%
Nextel Communications, Inc., Series D	USD	7.375%	08/01/2015	1,545,000	1,367,325
NII Capital Corp.	USD	7.625%	04/01/2021	210,000	214,200
Sprint Capital Corp.	USD	8.750%	03/15/2032	4,950,000	3,960,000
Sprint Nextel Corp.	USD	9.000%	11/15/2018	1,670,000	1,686,700	(1)
Wind Acquisition Finance SA	USD	12.250%	07/15/2017	3,003,611	2,327,799	(1)(2)

					9,556,024

Wirelines - 4.77%
Cincinnati Bell, Inc.:
	USD	8.250%	10/15/2017	1,150,000	1,121,250
	USD	8.750%	03/15/2018	1,545,000	1,382,775
	USD	8.375%	10/15/2020	50,000	48,750
Citizens Communications Co.	USD	9.000%	08/15/2031	6,563,000	5,808,255
Embarq Corp.	USD	7.995%	06/01/2036	1,575,000	1,588,173
ITC Deltacom, Inc.	USD	10.500%	04/01/2016	2,000,000	2,072,500
Level 3 Financing, Inc.	USD	10.000%	02/01/2018	2,400,000	2,472,000
Qwest Corp.:
	USD	7.500%	06/15/2023	425,000	427,125
	USD	6.875%	09/15/2033	1,750,000	1,723,750
Syniverse Holdings, Inc.	USD	9.125%	01/15/2019	1,050,000	1,081,500
Windstream Corp.:
	USD	7.875%	11/01/2017	675,000	708,750
	USD	7.750%	10/15/2020	400,000	392,000
	USD	7.750%	10/01/2021	515,000	509,850
	USD	7.500%	04/01/2023	2,142,000	2,024,190

					21,360,868

TOTAL CORPORATE BONDS					407,568,185

(Cost $421,467,608)

CONVERTIBLE CORPORATE BONDS - 1.84%
Airlines - 0.03%
AirTran Holdings, Inc.	USD	5.250%	11/01/2016	110,000	139,013

Automotive - 0.20%
Cie Generale des Etablissements Michelin, Series ML	EUR	0.000%	01/01/2017	166,631	238,352	(5)
Suzuki Motor Corp., Series 4	JPY	0.000%	03/29/2013	25,000,000	320,380	(1)(5)
TRW Automotive, Inc.	USD	3.500%	12/01/2015	250,000	334,375

					893,107

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	35

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Building Products - 0.02%
Cemex SAB de CV:
	USD	3.250%	03/15/2016	49,000	$27,869	(1)
	USD	3.750%	03/15/2018	100,000	57,125	(1)

					84,994

Containers/Packaging - 0.06%
Owens-Brockway Glass Container, Inc.	USD	3.000%	06/01/2015	293,000	271,391	(1)

Drillers/Services - 0.23%
Hercules Offshore, Inc.	USD	3.375%	06/01/2038	252,000	225,540	(7)
Hornbeck Offshore Services, Inc.	USD	1.625%	11/15/2026	140,000	141,400	(7)
Newpark Resources, Inc.	USD	4.000%	10/01/2017	168,000	185,010
SESI LLC	USD	1.500%	12/15/2026	170,000	170,212	(7)
Subsea 7 SA, Series ACY	USD	2.250%	10/11/2013	300,000	330,000

					1,052,162

Exploration & Production - 0.00%(6)
InterOil Corp.	USD	2.750%	11/15/2015	9,000	7,459

Food & Beverage - 0.13%
Smithfield Foods, Inc.	USD	4.000%	06/30/2013	163,000	200,286
Tyson Foods, Inc.	USD	3.250%	10/15/2013	280,000	368,550

					568,836

Healthcare - 0.13%
Amylin Pharmaceuticals, Inc.	USD	3.000%	06/15/2014	122,000	107,360
Dendreon Corp.	USD	2.875%	01/15/2016	401,000	283,707
Hologic, Inc.	USD	2.000%	12/15/2037	109,000	103,550	(7)
Integra LifeSciences Holdings Corp.	USD	1.625%	12/15/2016	92,000	79,120	(1)

					573,737

Industrial Other - 0.04%
Altra Holdings, Inc.	USD	2.750%	03/01/2031	214,000	198,753	(1)

Lodging - 0.01%
Home Inns & Hotels Management, Inc.	USD	2.000%	12/15/2015	56,000	48,300	(1)

Metals/Mining/Steel - 0.03%
RTI International Metals, Inc.	USD	3.000%	12/01/2015	109,000	118,265

Pharmaceuticals - 0.14%
Gilead Sciences, Inc.	USD	1.000%	05/01/2014	207,000	223,301
PDL BioPharma, Inc.	USD	3.750%	05/01/2015	111,000	111,833
Savient Pharmaceuticals, Inc.	USD	4.750%	02/01/2018	162,000	95,377
Teva Pharmaceutical Finance Co. LLC, Series C	USD	0.250%	02/01/2026	175,000	182,875

					613,386

Property & Casualty Insurance - 0.01%
Radian Group, Inc.	USD	3.000%	11/15/2017	71,000	29,820

Railroads - 0.06%
Greenbrier Cos., Inc.	USD	3.500%	04/01/2018	272,000	250,580	(1)

See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Retail Non Food/Drug - 0.03%
RadioShack Corp.	USD	2.500%	08/01/2013	150,000	$144,375	(1)

Technology - 0.72%
Alcatel-Lucent, Series ALU	EUR	0.162%	01/01/2015	2,000,000	60,020
Alcatel-Lucent USA, Inc.:
Series A	USD	2.875%	06/15/2023	330,000	254,512
Series B	USD	2.750%	06/15/2025	90,000	78,750
Callidus Software, Inc.	USD	4.750%	06/01/2016	201,000	191,453	(1)
Ciena Corp.	USD	4.000%	03/15/2015	160,000	158,600	(1)
Comtech Telecommunications Corp.	USD	3.000%	05/01/2029	159,000	171,124
Digital River, Inc.	USD	2.000%	11/01/2030	355,000	291,987	(1)
Ixia	USD	3.000%	12/15/2015	271,000	268,967	(1)
Mentor Graphics Corp.	USD	4.000%	04/01/2031	183,000	180,484	(1)
Micron Technology, Inc.:
	USD	1.875%	06/01/2014	167,000	161,573
	USD	1.875%	06/01/2027	121,000	104,060
Series A	USD	1.500%	08/01/2031	230,000	198,662	(1)
ON Semiconductor Corp.:
	USD	2.625%	12/15/2026	303,000	334,058
Series B	USD	0.000%	04/15/2024	375,000	382,500	(5)
Rudolph Technologies, Inc.	USD	3.750%	07/15/2016	44,000	40,095	(1)
WebMD Health Corp.:
	USD	2.250%	03/31/2016	40,000	37,600	(1)
	USD	2.500%	01/31/2018	100,000	90,875	(1)
Xilinx, Inc.	USD	3.125%	03/15/2037	177,000	206,426

					3,211,746

Transportation - Non Air/Rail -0.00%(6)
Ultrapetrol Bahamas Ltd.	USD	7.250%	01/15/2017	31,000	23,366	(1)

TOTAL CONVERTIBLE CORPORATE BONDS					8,229,290

(Cost $8,631,380)

BANK LOANS - 2.17%(8)
Building Products -0.04%
Collins & Aikman Floorcoverings, Inc. - Term Loan B:
	USD	2.748%	12/14/2011	146,939	137,020
	USD	2.755%	12/21/2011	18,367	17,128
	USD	2.760%	12/30/2011	7,113	6,633

					160,781

Electric -0.78%
Texas Competitive Electric Holdings Co., LLC -2017
Term Loan	USD	4.748%	12/09/2011	5,332,609	3,502,857

Gaming -0.47%
Caesers Entertainment Operating Co., Inc. -Term Loan B-2:
	USD	3.257%	12/28/2011	865,069	737,472
	USD	3.418%	01/25/2012	1,609,931	1,372,466

					2,109,938

Non Captive Finance -0.43%
iStar Financial, Inc. -Tranche A-2 Loan	USD	7.000%	12/02/2011	2,000,000	1,931,250

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	37

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Publishing/Printing - 0.08%
Merrill Communications LLC - Term Loan 2L - Second Lien:
	USD	13.750%	12/30/2011	150,000	$140,250
	USD	14.000%	01/03/2012	8,132	7,603
R.H. Donnelley, Inc. - Term Loan D3-Exit:
	USD	9.000%	12/30/2011	26,046	10,158
	USD	9.000%	01/31/2012	111,820	43,610
	USD	9.000%	02/29/2012	115,349	44,986
Tribune Co. - Tranche X Advance	USD	5.000%	06/30/2011	192,000	115,560	(4)

					362,167

Retail Food/Drug - 0.37%
BJ’s Wholesale Club, Inc. - First Lien	USD	7.000%	03/30/2012	1,650,000	1,653,094

TOTAL BANK LOANS					9,720,087

(Cost $10,432,573)

COMMON STOCKS - 0.43%
Chemicals - 0.03%
LyondellBasell Industries NV	USD			4,658	152,177

Food & Beverage - 0.02%
Archer-Daniels-Midland Co.	USD			2,934	88,372

Healthcare - 0.00%(6)
Life Technologies Corp.	USD			300	11,619	(9)

Media Cable - 0.37%
Charter Communications, Inc.	USD			31,035	1,640,820	(9)

Publishing/Printing - 0.01%
Dex One Corp.	USD			12,498	16,373	(9)
SuperMedia, Inc.	USD			998	1,956	(9)

					18,329

TOTAL COMMON STOCKS					1,911,317

(Cost $4,260,663)

PREFERRED STOCKS - 0.25%
Banking - 0.12%
Wells Fargo & Co.	USD	7.500%	12/31/2049	345	363,630
Wintrust Financial Corp.	USD	7.500%	12/15/2013	3,450	158,700

					522,330

Exploration & Production - 0.07%
Apache Corp.	USD	6.000%	08/01/2013	5,540	315,115

Life - 0.05%
Hartford Financial Services Group, Inc.	USD	7.250%	04/01/2013	3,400	66,470
MetLife, Inc.	USD	5.000%	09/11/2013	2,250	136,777

					203,247

See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Metals/Mining/Steel - 0.01%
Molycorp, Inc.	USD	5.500%	03/01/2014	850	$58,948

Technology - 0.00%(6)
Unisys Corp.	USD	6.250%	03/01/2014	70	4,859

TOTAL PREFERRED STOCKS					1,104,499

(Cost $1,159,486)

WARRANTS - 0.01%(9)
Media Other - 0.01%
Cumulus Media, Inc. expires 06/03/2030, strike price $0.010				12,989	39,227

Publishing/Printing - 0.00%
Readers Digest expires 02/19/2014				1,498	0

TOTAL WARRANTS					39,227

(Cost $490,671)

SHORT TERM INVESTMENTS - 2.04%
Money Market Mutual Funds - 2.04%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (0.077% 7-Day Yield)	USD			9,125,033	9,125,033

TOTAL SHORT TERM INVESTMENTS					9,125,033

(Cost $9,125,033)

Total Investments - 97.85%					437,697,638
(Cost $455,567,414)
Other Assets in Excess of Liabilities - 2.15%					9,635,161

Net Assets - 100.00%					$447,332,799

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

EUR	-	Euro Currency
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by Stone Harbor Investment Partners and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $130,432,253, which represents approximately 29.16% of net assets as of November 30, 2011.

(2)	Pay-in-kind securities.
(3)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of November 30, 2011, the aggregate market value of those securities was $6,411,247, which represents approximately 1.43% of net assets.

(4)	Security is currently in default/non-income producing.
(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	39

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2011 (Unaudited)

(7)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2011.
(8)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium . All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(9)	Non-income producing security.

Common Abbreviations:
BV	-	Besloten Vennootschap a Dutch private limited liability company.
GmbH	-	Gesellschaft mit bescharankter Haftung is the German term for limited liability company.
GMTN	-	Global Medium Term Note.
LLC	-	Limited Liability Corp.
LP	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	-	A variable capital company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ Depreciation
EUR	4,981,266	Sale	12/28/2011	$6,695,291	$56,265
JPY	24,842,000	Sale	12/28/2011	320,563	2,547

					$58,812

EUR	345,318	Sale	12/28/2011	$464,140	$(2,633)

					$(2,633)

See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 52.98%
Argentina - 0.42%
Republic of Argentina:
	ARS	5.830%	12/31/2033	7,613,250	$1,595,929	(1)
	EUR	7.820%	12/31/2033	3,957,040	3,163,675	(1)

					4,759,604

Brazil - 2.39%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2015	5,300,000	2,900,680
	BRL	10.000%	01/01/2017	44,600,000	23,905,273

					26,805,953

Chile - 0.10%
Republic of Chile	CLP	5.500%	08/05/2020	570,000,000	1,151,596

Colombia - 3.57%
Bogota Distrio Capital	COP	9.750%	07/26/2028	34,200,000,000	23,968,338	(2)
Republic of Colombia:
	COP	12.000%	10/22/2015	900,000,000	587,624
	COP	7.750%	04/14/2021	10,893,000,000	6,587,612
	COP	9.850%	06/28/2027	12,270,000,000	8,926,334

					40,069,908

Hungary - 2.11%
Hungarian Government:
	HUF	6.750%	02/12/2013	1,307,700,000	5,674,910
	HUF	7.500%	10/24/2013	520,100,000	2,262,906
	HUF	5.500%	02/12/2014	610,000,000	2,530,340
	HUF	6.750%	08/22/2014	866,510,000	3,655,305
	HUF	8.000%	02/12/2015	2,066,700,000	8,960,561
	HUF	6.750%	02/24/2017	71,790,000	291,705
	HUF	7.500%	11/12/2020	71,790,000	292,971

					23,668,698

Malaysia - 9.94%
Malaysian Government:
	MYR	5.094%	04/30/2014	25,000,000	8,236,983
	MYR	3.434%	08/15/2014	7,500,000	2,379,660
	MYR	3.741%	02/27/2015	14,000,000	4,464,055
	MYR	3.835%	08/12/2015	34,320,000	11,018,896
	MYR	4.262%	09/15/2016	171,790,000	56,368,847
	MYR	4.012%	09/15/2017	84,830,000	27,462,662
	MYR	4.378%	11/29/2019	580,000	191,600
	MYR	4.160%	07/15/2021	5,050,000	1,643,613

					111,766,316

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	41

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Mexico - 9.17%
Mexican Bonos:
	MXN	7.750%	12/14/2017	109,990,000	$9,031,614
	MXN	8.000%	06/11/2020	294,905,000	24,416,272
	MXN	6.500%	06/10/2021	520,580,000	38,880,930
	MXN	8.500%	05/31/2029	47,340,000	3,914,065
	MXN	7.750%	05/29/2031	104,850,000	8,003,018
	MXN	8.500%	11/18/2038	111,357,000	9,034,333
Mexican Udibonos:
	MXN	5.000%	06/16/2016	46,271	3,921
	MXN	3.500%	12/14/2017	3,516,596	282,949
	MXN	4.000%	06/13/2019	23,644,481	1,947,496
	MXN	2.500%	12/10/2020	103,924,666	7,626,386

					103,140,984

Philippines - 0.13%
Republic of Philippines	PHP	4.950%	01/15/2021	64,000,000	1,452,545

Poland - 4.74%
Republic of Poland:
	PLN	5.250%	04/25/2013	9,700,000	2,908,178
	PLN	5.500%	04/25/2015	65,020,000	19,646,951
	PLN	3.000%	08/24/2016	50,369,067	15,361,093
	PLN	5.250%	10/25/2017	22,062,000	6,500,646
	PLN	5.750%	10/25/2021	12,690,000	3,700,178
	PLN	5.750%	09/23/2022	17,650,000	5,192,477

					53,309,523

Russia - 1.61%
Russian Federation	RUB	7.850%	03/10/2018	540,000,000	18,113,576	(2)

South Africa - 9.21%
Republic of South Africa:
	ZAR	8.000%	12/21/2018	23,000,000	2,885,963
	ZAR	7.250%	01/15/2020	27,990,000	3,322,016
	ZAR	6.750%	03/31/2021	445,020,000	50,663,682
	ZAR	10.500%	12/21/2026	220,890,000	31,844,110
	ZAR	7.000%	02/28/2031	72,090,000	7,371,354
	ZAR	6.250%	03/31/2036	82,000,000	7,496,730

					103,583,855

Thailand - 4.66%
Thailand Government:
	THB	4.250%	03/13/2013	164,900,000	5,363,186
	THB	3.625%	05/22/2015	328,700,000	10,704,122
	THB	3.125%	12/11/2015	846,000,000	27,131,465
	THB	2.800%	10/10/2017	282,600,000	8,838,050
	THB	3.875%	06/13/2019	4,775,000	158,135
	THB	1.200%	07/14/2021	7,000,000	231,237

					52,426,195

See Notes to Financial Statements.

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Turkey - 4.93%
Republic of Turkey:
	TRY	0.000%	08/08/2012	1,300,000	$664,274	(3)
	TRY	0.000%	02/20/2013	75,520,000	36,630,541	(3)
	TRY	0.000%	05/15/2013	17,380,000	8,228,822	(3)
	TRY	0.000%	07/17/2013	13,730,000	6,391,737	(3)
	TRY	8.000%	01/29/2014	1,760,000	926,316
	TRY	4.500%	02/11/2015	2,827,129	1,641,783
	TRY	10.000%	06/17/2015	1,760,000	962,406

					55,445,879

TOTAL SOVEREIGN DEBT OBLIGATIONS					595,694,632

(Cost $630,151,912)

CORPORATE BONDS - 3.60%
Colombia - 0.48%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	636,000,000	347,246	(4)
	COP	8.750%	01/25/2021	8,043,000,000	4,391,342	(2)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	450,000,000	240,183	(2)
	COP	8.375%	02/01/2021	802,000,000	428,059	(4)

					5,406,830

European Union - 3.12%
Asian Development Bank	ZAR	6.500%	09/15/2015	4,650,000	562,442
European Bank for Reconstruction & Development:
	BRL	9.250%	09/10/2012	2,500,000	1,401,485
	MXN	7.300%	05/23/2013	8,500,000	649,639
	IDR	7.200%	06/08/2016	39,000,000,000	4,159,429
European Investment Bank:
	ZAR	8.000%	10/21/2013	3,810,000	480,451
	ZAR	9.000%	12/21/2018	139,000,000	17,408,753
	ZAR	0.000%	12/31/2018	5,280,000	350,878	(3)
Inter-American Development Bank	IDR	0.000%	08/20/2015	88,650,000,000	7,348,900	(3)
International Bank for Reconstruction & Development:
	RUB	10.000%	04/05/2012	39,350,000	1,293,454
	ZAR	0.000%	05/14/2012	6,500,000	778,350	(3)
	RUB	6.000%	11/29/2012	21,500,000	691,123

					35,124,904

TOTAL CORPORATE BONDS					40,531,734

(Cost $45,222,765)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	43

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
CREDIT LINKED NOTES - 21.64%
Brazil - 8.92%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	4,300,000	$2,357,884	(5)
	BRL	10.000%	01/01/2014	5,340,000	2,920,190	(6)
	BRL	10.000%	01/01/2014	7,000,000	3,863,965	(6)
	BRL	0.000%	01/01/2015	15,300,000	5,983,444	(3)(6)
	BRL	10.000%	01/01/2015	3,700,000	2,003,301	(6)
	BRL	10.000%	01/01/2017	5,500,000	2,930,738	(6)
	BRL	10.000%	01/01/2017	6,900,000	3,698,349	(6)
	BRL	10.000%	01/01/2017	13,000,000	6,927,199	(6)
	BRL	10.000%	01/01/2017	18,000,000	9,647,868	(7)
	BRL	10.000%	01/01/2021	1,000,000	519,092	(8)
	BRL	10.000%	01/01/2021	1,100,000	565,344	(8)
	BRL	10.000%	01/01/2021	1,200,000	621,318	(5)
	BRL	10.000%	01/01/2021	1,800,000	937,156	(7)
	BRL	10.000%	01/01/2021	2,000,000	1,035,529	(5)
	BRL	10.000%	01/01/2021	2,000,000	1,038,184	(8)
	BRL	10.000%	01/01/2021	2,600,000	1,353,670	(8)
	BRL	10.000%	01/01/2021	3,000,000	1,557,276	(8)
	BRL	10.000%	01/01/2021	5,000,000	2,588,824	(5)
	BRL	10.000%	01/01/2021	6,000,000	3,114,552	(8)
	BRL	10.000%	01/01/2021	6,500,000	3,384,175	(7)
	BRL	10.000%	01/01/2021	6,780,000	3,529,954	(7)
	BRL	10.000%	01/01/2021	6,800,000	3,540,367	(7)
	BRL	10.000%	01/01/2021	8,000,000	3,981,530	(6)
	BRL	10.000%	01/01/2021	8,000,000	4,162,911	(9)
	BRL	10.000%	01/01/2021	11,000,000	5,695,413	(5)
	BRL	10.000%	01/01/2021	12,000,000	6,229,104	(8)
	BRL	10.000%	01/01/2021	31,000,000	16,139,910	(7)

					100,327,247

Colombia - 1.53%
Titulos de Tesoreria - Series B:
	COP	7.250%	06/15/2016	2,200,000,000	1,147,743	(8)
	COP	7.250%	06/15/2016	10,000,000,000	5,217,013	(8)
	COP	11.000%	07/24/2020	1,300,000,000	803,279	(8)
	COP	11.000%	07/24/2020	2,000,000,000	1,235,813	(8)
	COP	11.000%	07/24/2020	2,300,000,000	1,421,185	(8)
	COP	11.000%	07/24/2020	12,018,000,000	7,426,001	(8)

					17,251,034

See Notes to Financial Statements.

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Indonesia - 8.84%
Republic of Indonesia:
	IDR	11.500%	09/15/2019	6,800,000,000	$974,094	(6)
	IDR	12.800%	06/15/2021	5,800,000,000	905,971	(10)
	IDR	12.800%	06/15/2021	5,800,000,000	902,928	(9)
	IDR	12.800%	06/15/2021	8,000,000,000	1,249,616	(10)
	IDR	12.800%	06/15/2021	8,300,000,000	1,296,476	(10)
	IDR	12.800%	06/15/2021	10,000,000,000	1,562,020	(10)
	IDR	12.800%	06/15/2021	10,800,000,000	1,698,244	(7)
	IDR	12.800%	06/15/2021	12,000,000,000	1,874,424	(10)
	IDR	12.800%	06/15/2021	16,000,000,000	2,561,662	(5)
	IDR	12.800%	06/15/2021	17,000,000,000	2,721,765	(5)
	IDR	12.800%	06/15/2021	19,800,000,000	3,082,410	(9)
	IDR	12.800%	06/15/2021	30,800,000,000	4,794,860	(9)
	IDR	8.250%	07/15/2021	25,000,000,000	3,054,336	(10)
	IDR	8.250%	07/15/2021	25,000,000,000	3,098,875	(5)
	IDR	8.250%	07/15/2021	90,200,000,000	10,871,526	(6)
	IDR	8.250%	07/15/2021	161,000,000,000	19,428,688	(9)
	IDR	11.000%	09/15/2025	7,800,000,000	1,143,030	(10)
	IDR	11.000%	09/15/2025	8,000,000,000	1,172,338	(10)
	IDR	11.000%	09/15/2025	16,500,000,000	2,417,947	(10)
	IDR	11.000%	09/15/2025	19,072,000,000	2,802,705	(6)
	IDR	11.000%	09/15/2025	23,700,000,000	3,473,052	(10)
	IDR	11.000%	09/15/2025	55,000,000,000	8,059,824	(10)
	IDR	11.000%	09/15/2025	62,500,000,000	9,158,891	(10)
	IDR	11.000%	09/17/2025	33,600,000,000	4,857,653	(9)
	IDR	8.250%	06/15/2032	21,700,000,000	2,566,603	(6)
	IDR	8.250%	06/15/2032	31,000,000,000	3,666,575	(9)

					99,396,513

Russia - 2.35%
Russian Federation:
	RUB	7.000%	06/03/2015	429,800,000	13,640,223	(5)
	RUB	6.880%	07/15/2015	200,000,000	6,317,932	(5)
	RUB	7.400%	06/14/2017	162,200,000	5,084,226	(5)
	RUB	7.500%	03/15/2018	42,200,000	1,336,519	(5)

					26,378,900

TOTAL CREDIT LINKED NOTES					243,353,694

(Cost $252,390,774)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	45

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 6.88%
Money Market Mutual Funds - 6.88%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (0.077% 7-Day Yield)	USD			77,308,724	$77,308,724

TOTAL SHORT TERM INVESTMENTS					77,308,724

(Cost $77,308,724)

Total Investments - 85.10%					956,888,784
(Cost $1,005,074,175)
Other Assets In Excess of Liabilities - 14.90%					167,575,369

Net Assets - 100.00%					$1,124,464,153

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2011.
(2)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of November 30, 2011, the aggregate market value of those securities was $46,713,439, which represents approximately 4.15% of net assets.

(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by Stone Harbor Investment Partners and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $775,305, which represents approximately 0.07% of net assets as of November 30, 2011.

(5)	The underlying security is issued by Credit Suisse First Boston.
(6)	The underlying security is issued by JP Morgan Chase.
(7)	The underlying security is issued by Barclays Bank PLC.
(8)	The underlying security is issued by Citigroup Global Markets.
(9)	The underlying security is issued by Deutsche Bank AG London.
(10)	The underlying security is issued by HSBC Bank.

See Notes to Financial Statements.

46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2011 (Unaudited)

Common Abbreviations:
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	41,548,154	Purchase	01/04/2012	$22,791,922	$470,905
CNY	39,782,574	Purchase	05/16/2012	6,246,779	7,806
RUB	1,964,343,848	Purchase	12/20/2011	63,716,887	668,838
RUB	79,823,800	Sale	12/20/2011	2,589,223	777
TRY	82,890,000	Purchase	01/03/2012	45,003,217	3,217

					$1,151,543

BRL	30,571,550	Sale	12/02/2011	$16,897,361	$(345,358)
BRL	30,571,550	Purchase	12/02/2011	16,897,360	(276,703)
CNY	46,148,074	Sale	05/16/2012	7,246,309	(9,666)
EUR	6,365,500	Purchase	05/16/2012	999,530	(470)
MXN	294,019,200	Purchase	01/03/2012	21,502,508	(97,492)
PHP	83,449,300	Purchase	01/24/2012	1,904,194	(19,044)
PLN	96,812,110	Purchase	01/03/2012	28,772,193	(127,807)
RUB	291,639,252	Sale	12/20/2011	9,459,823	(461,823)
THB	204,270,000	Purchase	01/03/2012	6,539,299	(60,701)

					$(1,399,064)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 94.80%
Argentina - 3.75%
Alto Palermo SA	USD	7.875%	05/11/2017	258,000	$234,780	(1)
Capex SA	USD	10.000%	03/10/2018	550,000	448,250	(2)
Empresa Distribuidora Y Comercializadora Norte	USD	9.750%	10/25/2022	300,000	246,000	(1)
Tarjeta Naranja SA	USD	9.000%	01/28/2017	84,000	81,130	(1)

					1,010,160

Barbados - 1.54%
Columbus International, Inc.	USD	11.500%	11/20/2014	400,000	416,000	(1)

Brazil - 19.87%
Banco Cruzeiro do Sul SA	USD	8.875%	09/22/2020	325,000	221,000	(1)
BM&FBovespa SA	USD	5.500%	07/16/2020	350,000	358,750	(1)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	300,000	311,250	(1)
BR Properties SA	USD	9.000%	10/07/2049	150,000	153,750	(1)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	294,000	296,940	(2)
Hypermarcas SA	USD	6.500%	04/20/2021	600,000	528,000	(2)
Minerva Overseas II Ltd.	USD	10.875%	11/15/2019	225,000	195,750	(1)
Mirabela Nickel Ltd.	USD	8.750%	04/15/2018	200,000	179,000	(2)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	311,000	356,095
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	550,000	563,750	(1)
Odebrecht Finance Ltd.	USD	7.000%	04/21/2020	102,000	109,395	(1)
OGX Petroleo e Gas Participacoes SA	USD	8.500%	06/01/2018	700,000	672,000	(2)
Petrobras International Finance Co.	USD	5.375%	01/27/2021	67,000	68,468
QGOG Atlantic / Alaskan Rigs Ltd.:
	USD	5.250%	07/30/2018	200,000	196,500	(1)
	USD	5.250%	07/30/2018	693,000	680,872	(2)
Telemar Norte Leste SA	USD	5.500%	10/23/2020	473,000	465,905	(1)

					5,357,425

China - 6.56%
Central China Real Estate Ltd.	USD	12.250%	10/20/2015	200,000	171,000	(1)
China Liansu Group Holdings Ltd.	USD	7.875%	05/13/2016	200,000	166,000	(2)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	250,000	193,750	(1)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	300,000	241,500	(1)
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	205,000	207,772	(2)
MIE Holdings Corp.	USD	9.750%	05/12/2016	450,000	400,500	(2)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	250,000	182,500	(1)
West China Cement Ltd.	USD	7.500%	01/25/2016	250,000	205,000	(1)

					1,768,022

Colombia - 1.50%
Gruposura Finance	USD	5.700%	05/18/2021	400,000	404,400	(2)

Dominican Republic - 1.03%
Cap Cana SA:
	USD	10.000%	04/30/2016	500,000	175,000	(1)(3)
	USD	10.000%	04/30/2016	509,432	101,886	(1)(3)

					276,886

See Notes to Financial Statements.

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Hong Kong - 3.72%
Hutchison Whampoa International 10 Ltd.	USD	6.000%	10/28/2049	500,000	$497,500	(1)(4)
PCCW-HKT Capital No. 4 Ltd.	USD	4.250%	02/24/2016	500,000	504,250

					1,001,750

India - 2.92%
ICICI Bank Ltd.	USD	5.750%	11/16/2020	400,000	371,940	(1)
Vedanta Resources PLC	USD	8.250%	06/07/2021	500,000	415,000	(2)

					786,940

Indonesia - 6.23%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	303,000	190,890	(1)
BLT Finance BV	USD	7.500%	05/15/2014	200,000	79,000	(1)
Bumi Investment Pte Ltd.	USD	10.750%	10/06/2017	1,000,000	980,000	(1)
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	200,000	216,000	(1)
PT Adaro Indonesia	USD	7.625%	10/22/2019	201,000	213,060	(1)

					1,678,950

Jamaica - 3.73%
Digicel Group Ltd.	USD	10.500%	04/15/2018	1,000,000	1,005,000	(1)

Kazakhstan - 3.08%
BTA Bank JSC:
	USD	10.750%	07/01/2018	1,030,326	340,008	(1)(5)
	USD	0.000%	07/01/2020	1,000,000	38,750	(1)(6)
Zhaikmunai LLP	USD	10.500%	10/19/2015	459,000	452,115	(1)

					830,873

Mexico - 6.64%
Axtel SAB de CV:
	USD	7.625%	02/01/2017	80,000	60,400	(2)
	USD	9.000%	09/22/2019	300,000	226,500	(1)
BBVA Bancomer SA	USD	4.500%	03/10/2016	150,000	148,500	(1)
Cemex SAB de CV:
	USD	5.369%	09/30/2015	450,000	301,500	(2)(4)
	USD	9.000%	01/11/2018	500,000	365,000	(1)
Geo Maquinaria	USD	9.625%	05/02/2021	645,125	580,612	(2)
Grupo Bimbo SAB de CV	USD	4.875%	06/30/2020	102,000	105,858	(2)

					1,788,370

Peru - 3.17%
Banco de Credito del Peru	USD	5.375%	09/16/2020	200,000	196,500	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	350,000	355,250	(2)
Southern Copper Corp.	USD	6.750%	04/16/2040	300,000	303,268

					855,018

Qatar - 2.67%
Qtel International Finance Ltd.:
	USD	7.875%	06/10/2019	200,000	242,700	(1)
	USD	5.000%	10/19/2025	500,000	477,500	(1)

					720,200

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Russia - 11.20%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.875%	09/25/2017	300,000	$283,500	(1)
Evraz Group SA	USD	6.750%	04/27/2018	400,000	361,000	(2)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	452,000	421,490	(2)
Novatek Finance Ltd.	USD	6.604%	02/03/2021	850,000	881,875	(2)
SCF Capital Ltd.	USD	5.375%	10/27/2017	400,000	359,000	(2)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	200,000	181,500	(1)
	USD	7.504%	03/01/2022	200,000	174,500	(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	400,000	357,000	(1)

					3,019,865

Singapore - 0.36%
STATS ChipPAC Ltd.	USD	5.375%	03/31/2016	100,000	98,000	(1)

South Africa - 4.31%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	500,000	435,000	(1)
Myriad International Holding BV	USD	6.375%	07/28/2017	680,000	725,900	(1)

					1,160,900

Turkey - 1.50%
Yuksel Insaat AS	USD	9.500%	11/10/2015	550,000	404,250	(1)

Ukraine - 3.65%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	200,000	181,000	(2)
Metinvest BV	USD	8.750%	02/14/2018	500,000	436,250	(2)
MHP SA	USD	10.250%	04/29/2015	200,000	185,000	(1)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	200,000	182,000	(2)

					984,250

United Arab Emirates - 7.37%
DP World Ltd.	USD	6.850%	07/02/2037	500,000	455,000	(1)
DP World Sukuk Ltd.	USD	6.250%	07/02/2017	490,000	492,450	(1)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	600,000	691,884
IPIC GMTN Ltd.	USD	3.750%	03/01/2017	350,000	348,250	(2)

					1,987,584

TOTAL CORPORATE BONDS (Cost $29,320,681)					25,554,843

CREDIT LINKED NOTES - 2.39%
Argentina - 2.39%
Cablevision SA	USD	9.375%	02/12/2018	700,000	644,000	(7)

TOTAL CREDIT LINKED NOTES					644,000

(Cost $702,702)

See Notes to Financial Statements.

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 0.67%
Money Market Mutual Funds - 0.67%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (0.077% 7-Day Yield)	USD			182,003	$182,003

TOTAL SHORT TERM INVESTMENTS					182,003

(Cost $182,003)

Total Investments - 97.86%					26,380,846
(Cost $30,205,386)
Other Assets In Excess of Liabilities - 2.14%					576,104

Net Assets - 100.00%					$26,956,950

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of November 30, 2011, the aggregate market value of those securities was $14,483,159, which represents approximately 53.73% of net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by Stone Harbor Investment Partners and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,147,719, which represents approximately 33.93% of net assets as of November 30, 2011.

(3)	Security is currently in default/non-income producing.
(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2011.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2011.
(6)	Zero coupon bond reflects effective yield on the date of purchase.
(7)	The underlying security is issued by Deutsche Bank AG London.

Common Abbreviations:
AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap a Dutch private limited liability company.
GMTN	-	Global Medium Term Note.
JSC	-	Joing Stock Co.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OJSC	-	Open Joint Stock Co.
PLC	-	Public Limited Co.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	-	A variable capital company.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2011 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
GBP	480,000	Sale	12/28/2011	$752,873	$ 7,807

					$ 7,807

See Notes to Financial Statements.

52	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets & Liabilities
November 30, 2011 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
ASSETS:
Investments , at value(1)	$950,340,864	$437,697,638	$956,888,784	$26,380,846
Cash	12,005,262	10,000	4,899,779	26,150
Foreign currency, at value
(Cost $25,345, $-0-, $406,519 and $-0-, respectively)	25,248	–	412,139	–
Unrealized appreciation on forward foreign currency contracts	1,178,517	58,812	1,151,543	7,807
Receivable for investments sold	3,917,124	718,080	107,516,415	114,102
Receivable for fund shares sold	3,919,193	184,736	35,208,904	–
Receivable due from broker	–	–	1,500,000	–
Interest receivable	18,183,295	10,385,730	22,569,683	519,473
Dividends receivable	–	29,345	–	–
Prepaid offering costs	–	–	1,360	–
Prepaid and other assets	60,985	40,023	42,978	19,546
Total Assets	989,630,488	449,124,364	1,130,191,585	27,067,924

LIABILITIES:
Payable due to broker	1,180,000	–	–	–
Payable for investments purchased	2,659,371	1,475,703	3,350,427	–
Payable for fund shares redeemed	–	–	143,845	–
Unrealized depreciation on forward foreign currency contracts	134,838	2,633	1,399,064	–
Payable to advisor	437,548	184,405	662,053	38,456
Payable to administrator	42,349	28,544	46,179	1,788
Payable for trustee fees	8,750	3,741	3,636	3,990
Other payables	117,586	96,539	122,228	66,740
Total Liabilities	4,580,442	1,791,565	5,727,432	110,974
Net Assets	$985,050,046	$447,332,799	$1,124,464,153	$26,956,950

NET ASSETS CONSIST OF:
Paid-in capital	$982,344,351	$448,949,678	$1,190,336,225	$30,978,512
Undistributed/(overdistributed) net investment income	3,028,983	1,175,451	(168,427)	(13,851)
Accumulated net realized gain/(loss) on investments and translation of assets and liabilities denominated in foreign currency	6,765,857	15,026,233	(15,871,710)	(189,596)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currency	(7,089,145)	(17,818,563)	(49,831,935)	(3,818,115)
Net Assets	$985,050,046	$447,332,799	$1,124,464,153	$26,956,950

PRICING OF SHARES:
Institutional Class
Net Assets	$985,050,046	$447,332,799	$1,124,464,153	$26,956,950
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	90,241,713	48,791,854	109,384,504	3,108,783
Net assets value, offering and redemption price per share	$10.92	$9.17	$10.28	$8.67

(1)Cost of Investments	$958,275,392	$455,567,414	$1,005,074,175	$30,205,386

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	53

Stone Harbor Investment Funds	Statements of Operations
For the Six Months Ended November 30, 2011 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund(1)
INVESTMENT INCOME:
Interest (net of foreign withholdings tax of $-0-, $3,459, $44,309 and $-0-, respectively)	$31,040,983	$19,634,966	$27,297,571	$1,096,646
Dividends	–	65,607	–	–
Total Investment Income	31,040,983	19,700,573	27,297,571	1,096,646

EXPENSES:
Investment advisory fees	2,731,549	1,161,861	3,262,699	120,688
Administration fees	245,723	154,390	232,431	9,004
Custodian fees	87,287	17,715	172,195	11,192
Audit fees	34,627	34,627	35,222	34,544
Printing fees	3,243	3,208	3,668	2,896
Legal fees	29,032	29,032	29,032	27,680
Trustee fees	12,702	7,626	7,565	8,605
Transfer agent fees	19,478	13,183	14,605	13,533
Registration fees	72,390	35,494	35,225	–
Insurance fees	8,940	11,863	3,465	–
Repayment of reimbursed expenses	83,978	–	10,036	–
Other	2,797	2,995	2,649	1,527
Total expenses before waiver	3,331,746	1,471,994	3,808,792	229,669
Less fees waived by investment advisor	–	(193,947)	–	(87,684)
Total Net Expenses	3,331,746	1,278,047	3,808,792	141,985
Net Investment Income	27,709,237	18,422,526	23,488,779	954,661

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	3,699,790	3,432,154	(12,046,157)	(213,300)
Foreign currency transactions	2,666,947	159,651	(3,169,883)	23,704
Net realized gain/(loss)	6,366, 737	3,591,805	(15,216,040)	(189,596)
Change in unrealized appreciation/(depreciation) on:
Investments	(23,680,167)	(46,184,495)	(5,525,032)	(3,791,156)
Translation of assets and liabilities denominated in foreign currencies	(8,366,919)	(147,562)	(61,867,307)	(26,959)
Net change	(32,047,086)	(46,332,057)	(67,392,339)	(3,818,115)
Net Realized and Unrealized Loss on Investments	(25,680,349)	(42,740,252)	(82,608,379)	(4,007,711)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,028,888	$(24,317,726)	$(59,119,600)	$(3,053,050)

(1)	For the period June 1, 2011 (inception) to November 30, 2011.

See Notes to Financial Statements.

54	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund

	For the Six Months Ended November 30, 2011 (Unaudited)	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011 (Unaudited)	For the Year Ended May 31, 2011

OPERATIONS:
Net investment income	$27,709,237	$23,722,320	$18,422,526	$34,681,823
Net realized gain on investments	6,366,737	6,919,738	3,591,805	17,313,821
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(32,047,086)	19,256,880	(46,332,057)	17,440,379

Net increase/(decrease) in net assets resulting from operations	2,028,888	49,898,938	(24,317,726)	69,436,023

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(25,717,520)	(24,375,551)	(17,376,323)	(34,395,574)
From net realized gains	–	(9,643,963)	–	(6,870,389)

Net decrease in net assets from distributions to shareholders	(25,717,520)	(34,019,514)	(17,376,323)	(41,265,963)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	289,672,525	601,352,890	22,247,907	99,064,977
Issued to shareholders in reinvestment of distributions	24,085,909	32,341,186	16,413,575	31,596,120
Cost of shares redeemed	(54,367,425)	(78,251,861)	(38,059,891)	(78,370,360)

Net increase in net assets from capital share transactions	259,391,009	555,442,215	601,591	52,290,737

Net Increase/(Decrease) in Net Assets	235,702,377	571,321,639	(41,092,458)	80,460,797

NET ASSETS:
Beginning of period	749,347,669	178,026,030	488,425,257	407,964,460

End of period	$985,050,046	$749,347,669	$447,332,799	$488,425,257

Includes undistributed net investment income of:	$3,028,983	$1,037,266	$1,175,451	$129,248

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	66,925,355	16,992,367	48,832,904	43,581,412
Shares sold	25,956,658	53,869,983	2,334,747	9,968,502
Shares reinvested	2,185,984	2,923,915	1,790,826	3,225,739
Shares redeemed	(4,826,284)	(6,860,910)	(4,166,623)	(7,942,749)

Shares outstanding - end of period	90,241,713	66,925,355	48,791,854	48,832,904

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	55

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

	For the Six Months Ended November 30, 2011 (Unaudited)	For the Period June 30, 2010 (Inception) to May 31, 2011	For the Period June 1, 2011 (Inception) to November 30, 2011 (Unaudited)

OPERATIONS:
Net investment income	$23,488,779	$9,392,458	$954,661
Net realized gain/(loss) on investments	(15,216,040)	622,122	(189,596)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(67,392,339)	17,560,404	(3,818,115)

Net increase/(decrease) in net assets resulting from operations	(59,119,600)	27,574,984	(3,053,050)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(23,629,644)	(9,743,385)	(968,512)
From net realized gains	–	(954,427)	–

Net decrease in net assets from distributions to shareholders	(23,629,644)	(10,697,812)	(968,512)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	605,197,245	580,987,585	30,010,000
Issued to shareholders in reinvestment of distributions	23,465,260	10,631,445	968,512
Cost of shares redeemed	(27,242,257)	(2,703,053)	–

Net increase in net assets from capital share transactions	601,420,248	588,915,977	30,978,512

Net Increase in Net Assets	518,671,004	605,793,149	26,956,950

NET ASSETS:
Beginning of period	605,793,149	–	–

End of period	$1,124,464,153	$605,793,149	$26,956,950

Includes overdistributed net investment income of:	$(168,427)	$(27,562)	$(13,851)

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	54,032,190	–	–
Shares sold	55,655,196	53,300,605	3,001,005
Shares reinvested	2,215,245	977,555	107,778
Shares redeemed	(2,518,127)	(245,970)	–

Shares outstanding - end of period	109,384,504	54,032,190	3,108,783

See Notes to Financial Statements.

56	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2011 (Unaudited)		For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

Net asset value - beginning of period	$11.20		$10.48	$9.22	$10.34	$10.00
Income/(loss) from investment operations:

Net investment income	0.34	(1)	0.67 (1)	0.75	0.59	0.46
Net realized and unrealized gain/(loss) on investments	(0.32)		1.00	1.44	(1.18)	0.58

Total income/(loss) from investment operations	0.02		1.67	2.19	(0.59)	1.04

Less distributions to common shareholders:
From net investment income	(0.30)		(0.63)	(0.79)	(0.53)	(0.54)
From net realized gains	–		(0.32)	(0.14)	–	(0.16)
From tax return of capital	–		–	–	–	(0.00	)(2)

Total distributions	(0.30)		(0.95)	(0.93)	(0.53)	(0.70)

Net Increase/(Decrease) in Net Asset Value	(0.28)		0.72	1.26	(1.12)	0.34

Net asset value - end of period	$10.92		$11.20	$10.48	$9.22	$10.34

Total Return(3)(4)	0.17%		16.30%	24.25%	(5.10)%	10.46%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$985,050		$749,348	$178,026	$91,753	$19,587
Ratio of expenses to average net assets with fee waivers/reimbursements	0.73	%(5)	0.75%	0.75%	0.75%	0.75	%(5)
Ratio of expenses to average net assets without fee waivers/reimbursements	0.73	%(5)	0.77%	0.91%	1.33%	2.27	%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	6.09	%(5)	6.02%	6.80%	9.32%	5.91	%(5)
Portfolio turnover rate	28%		82%	125%	84%	143%

(1)	Calculated using average shares.
(2)	Less than $(0.005) per share.
(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	57

Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2011 (Unaudited)		For the Year Ended May 31, 2011		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

Net asset value - beginning of period	$10.00		$9.36		$8.39	$9.92	$10.00
Income/(loss) from investment operations:
Net investment income	0.38	(1)	0.77	(1)	0.73	0.70	0.58
Net realized and unrealized gain/(loss) on investments	(0.85)		0.78		0.96	(1.53)	(0.08)

Total income/(loss) from investment operations	(0.47)		1.55		1.69	(0.83)	0.50

Less distributions to common shareholders:
From net investment income	(0.36)		(0.76)		(0.72)	(0.70)	(0.57)
From net realized gains	–		(0.15)		–	–	(0.01)
From tax return of capital	–		–		–	–	(0.00	)(2)

Total distributions	(0.36)		(0.91)		(0.72)	(0.70)	(0.58)

Net Increase/(Decrease) in Net Asset Value	(0.83)		0.64		0.97	(1.53)	(0.08)

Net asset value - end of period	$9.17		$10.00		$9.36	$8.39	$9.92

Total Return(3)(4)	(4.66)%		17.14%		20.53%	(7.77)%	5.09%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$447,333		$488,425		$407,964	$223,210	$106,912
Ratio of expenses to average net assets with fee waivers/reimbursements	0.55	%(5)	0.55%		0.55%	0.55%	0.55	%(5)
Ratio of expenses to average net assets without fee waivers/reimbursements	0.63	%(5)	0.65%		0.67%	0.88%	1.21	%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	7.93	%(5)	7.78%		8.13%	9.07%	7.81	%(5)
Portfolio turnover rate	20%		60%		36%	16%	11%

(1)	Calculated using average shares throughout the period.
(2)	Less than $(0.005) per share.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

58	www.shiplp.com

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2011 (Unaudited)		For the Period June 30, 2010 (Inception) to May 31, 2011

Net asset value - beginning of period	$11.21		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.29		0.51
Net realized and unrealized gain/(loss) on investments	(0.95)		1.14

Total income/(loss) from investment operations	(0.66)		1.65

Less distributions to common shareholders:
From net investment income	(0.27)		(0.39)
From net realized gains	–		(0.05)

Total distributions	(0.27)		(0.44)

Net Increase/(Decrease) in Net Asset Value	(0.93)		1.21

Net asset value - end of period	$10.28		$11.21

Total Return(2)(3)	(5.97)%		16.82%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,124,464		$605,793
Ratio of expenses to average net assets with fee waivers/reimbursements	0.88	%(4)	1.00	%(4)
Ratio of expenses to average net assets without fee waivers/reimbursements	0.88	%(4)	1.01	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	5.40	%(4)	5.13	%(4)
Portfolio turnover rate	73%		102%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	59

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the period presented.

Institutional Class	For the Period June 01, 2011 (Inception) to November 30, 2011 (Unaudited)

Net asset value - beginning of period	$10.00
Loss from investment operations:
Net investment income(1)	0.32
Net realized and unrealized loss on investments	(1.33)

Total loss from investment operations	(1.01)

Less distributions to common shareholders:
From net investment income	(0.32)

Total distributions	(0.32)

Net Decrease in Net Asset Value	(1.33)

Net asset value - end of period	$8.67

Total Return(2)(3)	(10.19)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$26,957
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00	%(4)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.62	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	6.72	%(4)
Portfolio turnover rate	22%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

60	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is a non-diversified portfolio with an investment objective to maximize total return. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Declaration of Trust permits the Trustees to create additional funds and share classes.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that the market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2011:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$630,352,484	$–	$630,352,484
Bank Loans	–	2,264,274	2,717,450	4,981,724
Convertible Corporate Bonds	–	169,000	–	169,000
Corporate Bonds	–	259,228,226	–	259,228,226
Participation Notes	–	7,597,073	–	7,597,073
Credit Linked Notes	–	39,577,657	–	39,577,657
Short Term Investments	8,434,700	–	–	8,434,700
Total	$8,434,700	$939,188,174	$2,717,450	$950,340,864

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,178,517	$–	$1,178,517
Liabilities
Forward Foreign Currency Contracts	–	(134,838)	–	(134,838)
Total	$–	$1,043,679	$–	$1,043,679

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$407,568,185	$–	$407,568,185
Convertible Corporate Bonds	–	8,229,290	–	8,229,290
Bank Loans	–	9,720,087	–	9,720,087
Common Stocks	1,911,317	–	–	1,911,317
Preferred Stocks	1,104,499	–	–	1,104,499
Warrants	39,227	–	–	39,227
Short Term Investments	9,125,033	–	–	9,125,033
Total	$12,180,076	$425,517,562	$–	$437,697,638

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$58,812	$–	$58,812
Liabilities
Forward Foreign Currency Contracts	–	(2,633)	–	(2,633)
Total	$–	$56,179	$–	$56,179

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$595,694,632	$–	$595,694,632
Corporate Bonds	–	40,531,734	–	40,531,734
Credit Linked Notes	–	243,353,694	–	243,353,694
Short Term Investments	77,308,724	–	–	77,308,724
Total	$77,308,724	$879,580,060	$–	$956,888,784

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,151,543	$–	$1,151,543
Liabilities
Forward Foreign Currency Contracts	–	(1,399,064)	–	(1,399,064)
Total	$–	$(247,521)	$–	$(247,521)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$25,554,843	$–	$25,554,843
Credit Linked Notes	–	644,000	–	644,000
Short Term Investments	182,003	–	–	182,003
Total	$182,003	$26,198,843	$–	$26,380,846

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$7,807	$–	$7,807
Total	$–	$7,807	$–	$7,807

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers into or out of Levels 1 and 2 during the period.

Stone Harbor Emerging Markets Corporate Debt Fund was valued using either Level 1 or Level 2 inputs during the six months ended November 30, 2011. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Fund.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of May 31, 2011	Accrued Discount/ Premium	Realized Gain/(Loss)*	Change in unrealized Appreciation/ (Depreciation)*	Net Purchases/ (Sales)	Transfer in and/or (out) of Level 3	Balance as of November 30, 2011	Net Change in Unrealized Appreciation/ (Depreciation) Attributable to Level 3 Investments Still Held at November 30, 2011
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt
Obligations	$17,818,730	$(9,472)	$(636,146)	$(755,012)	$(5,844,058)	$(10,574,042)	$–	$–
Bank Loans	3,197,000	–	–	(479,550)	–	–	2,717,450	(479,550)
Corporate Bonds	4,257,737	66,564	445	(1,232,629)	1,034,074	(4,126,191)	–	–
Total	$25,273,467	$57,092	$(635,701)	$(2,467,191)	$(4,809,984)	$(17,417,683)	$–	$–

Stone Harbor High Yield Bond Fund
Corporate Bonds	$2	$49	$–	$(49)	–	$(2)	$–	$–
Convertible
Corporate
Bonds	342,923	61,031	–	(105,582)	–	(298,372)	–	–
Total	$342,925	$61,080	$–	$(105,631)	$–	$(298,374)	$–	$–

Stone Harbor Local Markets Fund
Sovereign Debt
Obligations	$13,281,491	$(72,685)	$(397)	$(694,786)	$13,050,644	$(25,564,267)	$–	$–
Total	$13,281,491	$(72,685)	$(397)	$(694,786)	$13,050,644	$(25,564,267)	$–	$–

* Realized gain/(class) and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

(c) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because credit linked notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2011:

Foreign Exchange Contracts
Stone Harbor Emerging Markets Debt Fund Assets:
Unrealized appreciation on forward foreign currency contracts	$1,178,517

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(134,838)

Stone Harbor High Yield Bond Fund Assets:
Unrealized appreciation on forward foreign currency contracts	$58,812

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(2,633)

Stone Harbor Local Markets Fund Assets:
Unrealized appreciation on forward foreign currency contracts	$1,151,543

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(1,399,064)

Stone Harbor Emerging Markets Corporate Debt Fund Assets:
Unrealized appreciation on forward foreign currency contracts	$7,807

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$–

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2011:

Foreign Exchange Contracts
Stone Harbor Emerging Markets Debt Fund Net Realized Gain on:
Foreign currency transactions	$2,259,284

Change in Unrealized Appreciation on:
Translation of assets and liabilities denominated in foreign currencies	$852,211

Stone Harbor High Yield Bond Fund Net Realized Gain on:
Foreign currency transactions	$172,932

Change in Unrealized Appreciation on:
Translation of assets and liabilities denominated in foreign currencies	$58,917

Stone Harbor Local Markets Fund Net Realized Loss on:
Foreign currency transactions	$(2,993,442)

Change in Unrealized Depreciation on:
Translation of assets and liabilities denominated in foreign currencies	$(3,503,176)

Stone Harbor Emerging Markets Corporate Debt Fund Net Realized Gain on:
Foreign currency transactions	$24,137

Change in Unrealized Appreciation on:
Translation of assets and liabilities denominated in foreign currencies	$6,426

(f) Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

(h) Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

(i) Classifications of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

The tax character of the distributions paid by the Funds during the years ended May 31, 2011, and May 31, 2010, was as follows:

Stone Harbor Emerging Markets Debt Fund

	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Ordinary Income	$30,268,192	$10,321,834
Long-Term Capital Gain	3,751,322	–
Tax Return of Capital	–	–
Total	$34,019,514	$10,321,834

Stone Harbor High Yield Bond Fund
	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Ordinary Income	$37,432,474	$28,484,852
Long-Term Capital Gain	3,833,489	–
Tax Return of Capital	–	–
Total	$41,265,963	$28,484,852

Stone Harbor Local Markets Fund
		For the Period Ended May 31, 2011
Ordinary Income		$10,697,812
Long-Term Capital Gain		–
Tax Return of Capital		–
Total		$10,697,812

The Stone Harbor Emerging Markets Corporate Debt Fund commenced operations on June 1, 2011.

As of May 31, 2011, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$1,827,502
Accumulated Capital Gains/(Loss)	899,020
Unrealized Appreciation/(Depreciation)	23,682,009
Cumulative Effect of Other Timing Difference*	(14,204)
Total	$26,394,327

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$2,353,392
Accumulated Capital Gains/(Loss)	9,217,158
Unrealized Appreciation/(Depreciation)	28,506,438
Cumulative Effect of Other Timing Difference*	182
Total	$40,077,170

Stone Harbor Local Markets Fund
Undistributed Ordinary Income	$1,530,108
Accumulated Capital Gains/(Loss)	–
Unrealized Appreciation/(Depreciation)	16,767,828
Cumulative Effect of Other Timing Difference*	(1,420,764)
Total	$16,877,172

The Stone Harbor Emerging Markets Corporate Debt Fund commenced operations on June 1, 2011.

*Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended May 31, 2011, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Paid-in Capital	$–	$550,704	$–
(Over)/Undistributed Income	$1,411,884	$(61,866)	$323,365
Accumulated Net Realized Losses	$(1,411,884)	$(488,838)	$(323,365)

The Stone Harbor Emerging Markets Corporate Debt Fund commenced operations on June 1, 2011.

(j) Expenses: Direct expenses are charged to the Funds; general expenses of the Trust are allocated to the Funds based on each Fund’s relative net assets.

(k) Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended May 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds’ federal and state income and federal excise tax returns for all tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, therefore the enacted provisions will apply to the Funds for the fiscal year ending May 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

2. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

3. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75% and 0.85% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, and Stone Harbor Local Markets Fund, and Stone Harbor Emerging Markets Corporate Debt Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class will not exceed 0.75%, 0.55%, 1.00% and 1.00%, respectively. This undertaking is in effect through September 30, 2012 and is reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. As of May 31, 2011, deferred fees and expenses that were eligible to be recovered amounted to $83,978, $423,643 and $10,036 for the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund, respectively.

4. INVESTMENTS

During the six months, ended November 30, 2011 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases of investments	Sales of investments
Stone Harbor Emerging Markets Debt Fund	$508,491,015	$241,952,650
Stone Harbor High Yield Bond Fund	$92,596,308	$90,633,113
Stone Harbor Local Markets Fund	$1,020,565,086	$531,436,599
Stone Harbor Emerging Markets Corporate Debt Fund	$35,337,740	$5,107,261

At November 30, 2011 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$29,802,654
Gross depreciation on investments (excess of tax cost over value)	(39,982,113)
Net unrealized depreciation	(10,179,459)

Cost of investments for income tax purposes	$960,520,323

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$13,568,308
Gross depreciation on investments (excess of tax cost over value)	(31,446,089)
Net unrealized appreciation	(17,877,781)

Cost of investments for income tax purposes	$455,575,419

Stone Harbor Local Markets Fund
Gross depreciation on investments (excess of tax cost over value)	$(63,217,389)
Net unrealized depreciation	(63,217,389)

Cost of investments for income tax purposes	$1,020,106,173

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$49,947
Gross depreciation on investments (excess of tax cost over value)	(3,874,487)
Net unrealized appreciation	(3,824,540)

Cost of investments for income tax purposes	$30,205,386

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	69

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2011 (Unaudited)

Funds elect to defer to the period ending May 31, 2012 the following losses recognized during the period November 1, 2010 through May 31, 2011:

	Capital	Currency
Stone Harbor Emerging Markets Debt Fund	–	–
Stone Harbor High Yield Bond Fund	–	9,401
Stone Harbor Local Markets Fund	–	–

The Stone Harbor Emerging Markets Corporate Debt Fund commenced operations on June 1, 2011.

5. SHARES OF BENEFICIAL INTEREST

At November 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statement of Changes in Net Assets.

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Stone Harbor Investment Funds	Additional Information
November 30, 2011 (Unaudited)

Stone Harbor

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the period ending June 30, 2011 will be available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2011.

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Dividends Received Deduction Percentage	0.00%	0.18%	0.00%
Qualified Dividend Income Percentage	0.00%	0.18%	0.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stone Harbor Emerging Markets Debt Fund and the Stone Harbor High Yield Bond Fund designate $3,751,322 and $3,833,489, respectively, as long term capital gain dividends.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2011	71

Stone Harbor Investment Funds	Notes
November 30, 2011 (Unaudited)

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT & CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 3, 2012

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	February 3, 2012